Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3489
                                    --------

                         The Wright Managed Equity Trust
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     ------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     ------------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                ----------------
                         (Registrant's Telephone Number)

                                   December 31
                                  -------------
                             Date of Fiscal Year End

                                December 31, 2005
                              --------------------
                            Date of Reporting Period

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Item 1. REPORTS TO STOCKHOLDERS



                THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           ANNUAL REPORT
                           DECEMBER 31 , 2005

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Government Near Term Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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THE WRIGHT  MANAGED BLUE CHIP  INVESTMENT  FUNDS  CONSISTS OF THREE EQUITY FUNDS
FROM THE WRIGHT MANAGED EQUITY TRUST AND THREE FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE SIX FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return through price appreciation plus income. The fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return through price appreciation plus income by providing management a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

THREE FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Government 1-3 Year Bond Index.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The funds benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS

Investment Objectives................................inside front & back cover
Letter to Shareholders.......................................................2
Management Discussion........................................................3
Performance Summaries........................................................8
Fund Expenses...............................................................14
Management and Organization.................................................61
Board of Trustees Annual Approval of the Investment Advisory Agreement......63
Important Notices Regarding Privacy, Delivery of Shareholder Documents,
   Portfolio Holdings and Proxy Voting......................................64

               FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........25
     Statement of Operations...................25
     Statement of Changes in Net Assets........26
     Financial Highlights......................27

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................28
     Statement of Assets & Liabilities.........30
     Statement of Operations...................30
     Statement of Changes in Net Assets........31
     Financial Highlights......................32

   NOTES TO FINANCIAL STATEMENTS...............33

   REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM......................37


THE WRIGHT MANAGED INCOME TRUST

     WRIGHT U.S. GOVERNMENT NEAR TERM FUND
     Portfolio of Investments..................39
     Statement of Assets & Liabilities.........40
     Statement of Operations...................40
     Statement of Changes in Net Assets........41
     Financial Highlights......................42

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................43
     Statement of Assets & Liabilities.........47
     Statement of Operations...................47
     Statement of Changes in Net Assets........48
     Financial Highlights......................49

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................50
     Statement of Assets & Liabilities.........53
     Statement of Operations...................53
     Statement of Changes in Net Assets........54
     Financial Highlights......................55

   NOTES TO FINANCIAL STATEMENTS...............56

   REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM......................60

LETTER TO SHAREHOLDERS
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                                                  January 2006




Dear Shareholders:

        U.S. stocks and bonds limped in with modest returns for the fourth quarter of 2005 (2.1% for the S&P 500 and 0.6% for the Lehman Aggregate), no big departure from the prior three quarters' average returns (0.9%, S&P 500; 0.6%, Lehman Aggregate). For the year, stock returns were modestly ahead of inflation, bond returns modestly behind. In contrast to this low-volatility, low-return environment for the markets, 2005 was marked by the worst natural disasters in U.S. history, disillusionment over the slow progress in Iraq, record energy prices, and Federal Reserve interest rate hikes totaling two percentage points. Still, the U.S. economy did a lot better than limp home in 2005; GDP growth reached and possibly exceeded the nation's long-term trend growth rate of 3.5%, and corporate profits are estimated to have increased 13% to record levels. At the same time, the general level of consumer prices - outside of energy and other commodities - remained under control, increasing only around 2% in 2005, the 13th straight year that the core inflation rate came in under 2.5%.

        So, with corporate  profits up 13% in 2005 but stock prices only 3% (S&P
500), what accounts for this roughly 10% decline in stock P/E multiples? For one thing, it is not unusual following market bubbles (1999-2000) for stock price/value multiples to continue declining well after stock prices themselves have bottomed (October 2002 in the current cycle). Federal Reserve monetary tightening of the magnitude seen in the past 18 months also raises questions about the sustainability of today's record profitability, undermining P/Es. High oil prices also threaten to push inflation and interest rates higher and P/Es lower. In any event, at year-end 2005, the S&P 500 was priced at 15 times forecast year-ahead earnings, a lot closer to its October 2002 low (14) than to the early 2004 high (19) - and a good 10 P/E points below the peak P/E multiples seen in the bubble years of 1999-2000.

        Considering that the Fed raised short-term interest rates by two percentage points in 2005, the U.S. bond market had a respectable enough performance, managing a small positive return for the year. Despite 2005's energy- and hurricane-related pressures on prices, market estimates of inflation decreased roughly one-third of a percentage point last year. We wouldn't be surprised to see some uptick in inflation expectations this year, but we don't expect more than a modest rise. The Federal Reserve's program of measured interest rate increases is expected to come to a close during the first half of 2006, with the fed funds rate topping out at 4.5% to 4.75%, and longer Treasury yields staying close to their year-end 2005 levels around 4.5%.

        In contrast to 2005's subdued stock market environment, 2006 has begun with five straight advances and the first reading above 11000 on the Dow Jones Industrial Average since June 2001. What's more, market breadth continued the improvement begun in November, with the NYSE cumulative advance/decline line approaching last summer's post-1998 highs in the first week of January. While such early momentum has often been a positive market indicator in years past, we would be even more encouraged if there were to be a transition in market leadership away from the energy sector, which was the strongest market sector in 2004 and 2005. That is not to say that there weren't other strong performers last year; in fact, mid- and small-cap stocks easily outperformed big-cap U.S. stocks in 2005, as did foreign equities. As 2006 begins, we believe that investors can take encouragement from mounting evidence that the current cycle of Federal Reserve interest rate hikes is coming to an end. That prospect, along with our forecast of a 7%-9% increase in corporate profits, forms the basis for expecting stock and bond returns to reach more normal levels in the year to come.

        Finally, I would like to express my continuing appreciation for your confidence in Wright Investors' Service and to wish you a happy, healthy and prosperous 2006. As always, I invite your questions as well as suggestions on how we can better serve your investment needs.

                                                    Sincerely,

                                                    /s/Peter M. Donovan
                                                    --------------------
                                                    Peter M. Donovan
                                                    President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

FOR EQUITY INVESTORS, 2005 HAD TO BE AT LEAST A LITTLE DISAPPOINTING. WHAT LOOKED LIKE A SOLID FOURTH-QUARTER STOCK MARKET RALLY IN EARLY DECEMBER FIZZLED AS THE YEAR WOUND DOWN. STOCKS WERE STILL UP FOR THE QUARTER AND THE S&P 500 HIT A 54-MONTH HIGH IN DECEMBER, BUT RETURNS FOR THE QUARTER AND FULL YEAR WERE UNIMPRESSIVE. FOR THE YEAR, EQUITY RETURNS PROVIDED A MODEST MARGIN OVER INFLATION. IN THE FOURTH QUARTER, IT BECAME CLEAR THAT THE WORST FEARS ON THE DAMAGE 2005'S DISASTROUS HURRICANES WOULD DO TO THE ECONOMY WOULD NOT BE REALIZED. STILL, THERE WERE SOME LEGITIMATE WORRIES TO KEEP INVESTORS FROM GIVING IN TO FULL-FLEDGED OPTIMISM. THE YIELD CURVE WAS MOVING TOWARD INVERSION, WHICH FINALLY HAPPENED (BARELY) IN THE LAST WEEK OF 2005. THIS IS TRADITIONALLY SEEN AS A HARBINGER OF RECESSION, ALTHOUGH WIS DOESN'T SEE THAT AS THE CASE THIS TIME. THERE WAS DISSATISFACTION WITH THE BUSH ADMINISTRATION ON A NUMBER OF FRONTS, SOME HIGH-PROFILE POLITICAL SCANDALS AND A CHANGE IN ADMINISTRATION LOOMING AT THE FED. THE ADVANCED AGE OF THIS BULL MARKET, NOW IN ITS FOURTH YEAR, MAY ALSO HAVE PLAYED A PART IN DAMPENING RETURNS.

STOCKS HUNG ON TO CLOSE HIGHER FOR THE FOURTH QUARTER. THE FOURTH-QUARTER RETURNS FOR THE DOW (2.1%) AND NASDAQ (2.7%) MORE THAN ACCOUNTED FOR THEIR GAINS FOR THE YEAR: 1.7% FOR THE DOW AND 2.1% FOR NASDAQ. THE BROADER S&P 500 RETURNED 2.1% FOR THE FOURTH QUARTER AND 4.9% FOR THE YEAR. FOR THE FIRST NINE MONTHS OF 2005, THE ENERGY SECTOR'S 40%+ RETURN ACCOUNTED FOR ALL OF THE S&P'S 2.8% GAIN. IN Q4, HOWEVER, THE ADVANCE WAS BROADER, ACHIEVED DESPITE A MORE-THAN 7% LOSS IN ENERGY STOCKS. IN THE FOURTH QUARTER, THE S&P MIDCAP 400 OUTPERFORMED THE S&P 500 WHILE THE SMALLCAP 600 LAGGED; FOR THE YEAR, THE MIDCAPS AND SMALLCAPS BOTH OUTPERFORMED. EQUITY INVESTORS WHO LOOKED OUTSIDE THE U.S. TO BOOST THEIR RETURNS WERE REWARDED. IN DOLLARS, THE MSCI WORLD EX U.S. INDEX RETURNED 3.9% IN Q4 AND MORE THAN 14% FOR THE YEAR. LOCAL CURRENCY RETURNS, EVEN BETTER FOR THE QUARTER AND THE YEAR, WERE CUT BY THE DOLLAR'S APPRECIATION.

WE LOOK FOR BETTER STOCK RETURNS IN 2006 THAN IN 2005. THE SUPPORT FOR THIS ADVANCE WILL COME PRIMARILY FROM CORPORATE PROFITS. EVEN AFTER FOUR YEARS OF SOLID GROWTH, WE EXPECT PROFITS TO RISE 7%-9% IN 2006, REFLECTING HIGHER DEMAND GENERATED BY A CONTINUATION OF THE ECONOMIC EXPANSION AND THE ONGOING BENEFITS OF PRODUCTIVITY ON PROFIT MARGINS. LAST YEAR'S LACKLUSTER STOCK MARKET TOOK THE S&P 500'S P/E MULTIPLE DOWN BY ABOUT 1.5 POINTS; THIS YEAR STOCKS COULD GET A LITTLE HELP FROM MULTIPLE EXPANSION, ASSUMING AS WE DO THAT MODEST INFLATION AND AN END TO FED TIGHTENING KEEP INTEREST RATES FROM RISING MUCH FROM CURRENT LEVELS. ADD IN DIVIDEND INCOME AND STOCK RETURNS COULD BE IN THE 10% RANGE IN 2006. FOR DIVERSIFIED INVESTMENT PORTFOLIOS (WHICH WE ALWAYS RECOMMEND), WE SEE VALUE BEING ADDED BY THE INCLUSION OF MID-CAP STOCKS. ALSO, FOREIGN STOCKS LOOK TO BE ATTRACTIVELY VALUED WITH IMPROVING EARNINGS PROSPECTS.



                                      2005    2004   2003    2002    2001   2000    1999    1998   1997    1996
   Total Return                       Year    Year   Year    Year    Year   Year    Year    Year   Year    Year
------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip Fund
     (WSBC)                           11.1%   15.7%  30.1%  -17.0%  -10.2%  10.8%   5.8%    0.1%   32.7%   18.6%
   Wright Major Blue Chip Fund
     (WMBC)                           6.2%    12.4%  23.2%  -24.5%  -16.9% -12.5%   24.0%   20.4%  33.9%   17.6%
   Wright International Blue Chip Fund
     (WIBC)                           21.1%   17.7%  32.0%  -14.5%  -24.2% -17.6%   34.3%   6.1%   1.5%    20.7%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND
The S&P MidCap 400 did better than the S&P 500 in each of the four quarters of 2005. The Wright Selected Blue Chip Fund (WSBC), which is a mid-cap blend fund, outperformed the S&P MidCap 400 in the first half of 2005, but lagged a bit in the second half. Its return of 2.1% in the fourth quarter, though behind the S&P MidCap 400's 3.3%, was in line with the 2.1% return for an average of 79 mid-cap blend funds in the Morningstar database. For all of 2005, the WSBC's 11.1% return lagged the S&P MidCap's 12.6% but topped the Morningstar average's 9.1% return by 200 basis points. In 2005, somewhat perversely, the larger stocks in the S&P MidCap 400 had better returns than the smaller, and this trend worked against the Fund's performance for the period. In the fourth quarter, the company's positive stock selection in the consumer discretionary (e.g., Abercrombie & Fitch +31%) and financial sectors (e.g., Stancorp. +20%) was offset by trailing results in other sectors, particularly energy (e.g., Pogo Producing -15%, Noble Energy -14%) and utilities (e.g. Oneok -21%). For the full year, WSBC's showing relative to the S&P MidCap 400 benefited from strong stock selection in the consumer discretionary, financial, health care and utility sectors, offset by lagging results in consumer staples, energy, industrials and material stocks. Notably, there were three health-care issues in the portfolio with better-than-50% returns (Coventry Health, Intuitive Surgical and PacifiCare Health) for the year. Detractors for the year included Harman International (-23%), Lear (-43%) and Chemtura (-22%). WIS continues to advise diversity in investment portfolios and sees MidCap stocks as likely to make a positive contribution to total portfolio returns going forward. Although valuations for mid-cap stocks are higher than for large-cap stocks, this disadvantage is offset, in our view, by mid-cap's significantly better earnings growth prospects. Moreover, the WSBC Fund's holdings in the aggregate have better earnings growth prospects and a lower forward P/E multiple than the S&P MidCap 400.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. In the fourth quarter and full year of 2005, large-cap U.S. stocks posted modestly positive returns. The WMBC Fund returned 2.4% in the fourth quarter, better than both the S&P 500's 2.1% and the 2.2% return for an average of 152 large-cap blend funds in the Morningstar database. The WMBC Fund also led these two benchmarks for all of 2005, returning 6.2% compared to 4.9% for the S&P 500 and 5.6% for the Morningstar benchmark. For 2005, the WMBC Fund and large-cap stocks in general were ahead of inflation, with the consumer price index up 3.4% for the year. In both the fourth quarter and all of 2005, WMBC's performance was helped by its exposure to the third and fourth market-cap quintiles of the S&P 500, which did better than the biggest and smallest stocks in the index. In the fourth quarter, the WMBC Fund's strong showing relative to the S&P 500 reflected superior stock selection; in seven of 10 sectors the Fund's holdings outperformed, and in two others they were essentially equal. This strong stock selection more than offset the negative impact of being overweight in energy stocks, which were the weakest S&P sector for the quarter. Energy stocks had been the S&P 500's strongest sector for the first three quarters of 2005, and being overweight in energy helped the Fund's performance for the full year. Stock selection was, however, more important than sector weights in the Fund's outperformance for the full year 2005, with especially good results in the consumer discretionary, health care and tech sectors. Outside of energy stocks, among the biggest positive contributors to the Fund's good showing for the year were retailer Nordstrom (+62%); financial stocks Lehman Brothers (+48%) and Progressive (+38%); Humana (+83%) and UnitedHealth (+41%) in health care; and tech stocks Apple (+85%) and Hewlett Packard (+38%). Among the biggest losses were financial company Fannie Mae (-25%) and computer maker Dell (-29%). WIS expects corporate profits to rise in 2006, but the pace of growth is likely to slow. As the expansion continues to age, we believe that quality of earnings and sustainable growth will become more important in determining the best-performing stocks. WMBC is positioned to benefit from that trend, as its holdings on a weighted average basis have a history of better earnings growth than the S&P 500 companies. The WMBC also offers better value with a weighted average P/E about two points lower than the S&P 500's.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
International stocks outperformed U.S. stocks for the fourth quarter and full year 2005, with the MSCI World ex U.S. index returning 3.9% for the quarter and 14.5% for the year in dollars. The Wright International Blue Chip Fund (WIBC) has done better than its benchmark for both periods. For the quarter, WIBC returned 4.7%, topping the 4.4% for an average of 127 international equity funds in the Morningstar database (in addition to the MSCI index's 3.9%). For the year, WIBC's 12-month return of 21.1% topped the 14.5% return for the MSCI benchmark and 14.6% for the Morningstar average by a wide margin. In the fourth quarter of 2005, the WIBC Fund benefited from its overweight position in Japan, which was one of the World's strongest developed markets for the quarter and the year. The fourth quarter also saw good results from the Fund's holdings in the U.K. (although the U.K. market overall was not especially strong). The Fund's telecom, retail and financial holdings did well for the quarter. Results for the full year also benefited from the Fund's Japanese position, which was increased in the third and fourth quarters. For the year, an overweight position in energy stocks was a plus, although energy stocks weakened and detracted from results in Q4. During the year, the Fund also was helped by its underweight position in technology. In early 2006, economic and earnings growth prospects outside of the U.S., especially in Europe and Japan, look promising. WIBC's positions in the Eurozone and Japan have been increased. The U.K. position has also been increased (although it is still less than the benchmark's) because of the attractive value offered by select U.K. issues. Industry sectors that have been increased are industrials, health care, telecom and consumer staples. To fund these increases, WIBC has taken some profits in Norway and Canada (i.e., the energy sector). The Fund has also taken profits in its utility and consumer discretionary holdings, which did well in the fourth quarter. The Fund's weight in tech stocks remains below the benchmark's. WIS recommends a substantial position in international stocks to augment returns in diversified investment portfolios.

FIXED-INCOME FUNDS

BOND RETURNS WERE POSITIVE IN THE FOURTH QUARTER AND ALL OF 2005. BUT LIKE STOCK RETURNS, THEY WERE NOTHING TO GET EXCITED ABOUT. FOR THE YEAR AND THE QUARTER, FED TIGHTENING, WHICH BOOSTED THE FED FUNDS RATE TARGET BY 200 BASIS POINTS IN 25 BP INCREMENTS (50 BPS PER QUARTER), PUSHED RATES UP AT THE SHORT END OF THE YIELD CURVE. BUT LONGER YIELDS RESPONDED WITH A SURPRISINGLY SMALL INCREASE. THE RESULT WAS AN ESSENTIALLY FLAT YIELD CURVE AT THE END OF THE YEAR: THE TWO-YEAR TREASURY YIELD AT 4.40% (+23 BPS FOR THE QUARTER, +133 FOR THE YEAR) AND THE 10-YEAR AT 4.39% (+6 BPS FOR THE QUARTER, +17 FOR THE YEAR). A KEY REASON WHY THE LONG END OF THE YIELD CURVE DID NOT RISE MORE LAST YEAR WAS THE BEHAVIOR OF INFLATION. OVERALL INFLATION MOVED SIGNIFICANTLY HIGHER, DRIVEN BY RISING ENERGY PRICES, BUT CORE INFLATION APPEARS ON TRACK TO INCREASE IN THE 2.0% RANGE, A REMARKABLY GOOD SHOWING IN THE FIFTH YEAR OF AN EXPANSION, LET ALONE FOR A YEAR WITH SOARING ENERGY PRICES. STRONG FOREIGN DEMAND FOR LONG-TERM U.S. TREASURIES AND A LIMITED SUPPLY OF SUCH ISSUES ALSO FIGURE IN THE SHAPE OF THE YIELD CURVE, NON-ECONOMIC FACTORS THAT LIMIT THE YIELD CURVE'S USE AS A RECESSION PREDICTOR, IN OUR VIEW.

THE LEHMAN U.S. AGGREGATE BOND INDEX RETURNED 0.6% FOR THE FOURTH QUARTER AND 2.4% FOR THE YEAR AS A WHOLE. THESE RETURNS LAGGED THOSE FROM EQUITIES AND DID NOT KEEP PACE WITH INFLATION IN 2005. WITH THE FLATTENING OF THE YIELD CURVE, LONGER MATURITIES DID BETTER THAN SHORT FOR BOTH THE QUARTER AND THE YEAR. TREASURY BONDS RETURNED 0.7% FOR THE FOURTH QUARTER AND 2.8% FOR ALL OF 2005. CORPORATE SPREADS WIDENED A BIT FOR THE YEAR, RESULTING IN RETURNS THAT LAGGED THOSE FROM TREASURYS FOR BOTH THE QUARTER AND THE YEAR. AGENCY AND ASSET-BACKED ISSUES ALSO LAGGED, AS DID THE MORTGAGE-BACKED SECTOR IN TOTAL, THOUGH WITHIN MORTGAGES GNMA'S TOPPED TREASURYS FOR BOTH THE QUARTER AND THE YEAR.

OUR FORECAST FOR 2006 ASSUMES THAT THE FED'S TIGHTENING PROGRAM IS DRAWING TO A CLOSE. IN THE STATEMENT AFTER ITS DECEMBER 2005 MEETING, THE FED APPEARED TO SIGNAL THAT FURTHER TIGHTENING WOULD BE LIMITED. THE MARKETS SEE THE FED RAISING INTEREST RATES ANOTHER 25-50 BASIS POINTS THIS YEAR, AN ASSESSMENT WE AGREE WITH. (ALTHOUGH THE CREDENTIALS OF THE NEW FED CHIEF, BEN BERNANKE, ARE IMPRESSIVE, HAVING A NEW CHAIRMAN MAY ADD A LITTLE TO THE UNCERTAINTY ABOUT FED POLICY.) ANOTHER 50 BPS OF TIGHTENING SHOULD NOT DERAIL THE EXPANSION. WE ALSO SEE A STABLE CORE INFLATION RATE OF 2.5% OR LESS IN 2006. UNDER THIS SCENARIO, WE DON'T EXPECT THE LEVEL OF INTEREST RATES TO CHANGE MUCH THIS YEAR; THE SHAPE OF THE YIELD CURVE MAY NOT CHANGE MUCH EITHER, SINCE THE FACTORS THAT HAVE MADE THE YIELD CURVE FLAT ARE STILL IN PLACE. THIS SUGGESTS BOND RETURNS IN THE 4.5%-5.0% RANGE IN 2006, BETTER THAN 2005'S RETURNS AND AHEAD OF INFLATION. IN FIXED-INCOME PORTFOLIOS, ASSET-BACKED, MORTGAGE-BACKED AND CORPORATE ISSUES SHOULD ADD MODEST INCREMENTAL RETURN OVER TREASURYS.


                                      2005    2004   2003    2002    2001   2000    1999    1998   1997    1996    1995
   Total Return                       Year    Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
---------------------------------------------------------------------------------------------------------------------------

   Wright U.S. Gov't. Near-Term Bond Fund
     (WNTB)                           1.0%    0.4%   0.6%    5.4%    6.8%   6.9%     1.9%   6.0%   5.9%    3.9%    11.9%
   Wright Total Return Bond Fund
     (WTRB)                           1.5%    3.5%   3.3%    9.0%    5.0%   10.6%   -3.9%   9.6%   9.3%    0.9%    22.0%
   Wright Current Income Fund
     (WCIF)                           1.8%    3.3%   1.7%    7.7%    7.2%   10.3%    0.5%   6.5%   8.6%    4.4%    17.5%




WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer an alternative to money market funds. The Fund may experience some mild price fluctuation, but it typically has less sensitivity to changes in interest rates than longer maturity funds. In the one-to-two-year maturity range, where the WNTB is generally positioned, Treasury yields rose around 25 basis points during the fourth quarter and more than 100 bps for the year. This rate rise limited the WNTB's return in 2005. For the fourth quarter, the Fund returned 0.3%, compared to 0.7% for the Lehman 1-3 year government bond index and 0.4% for an average of 54 Morningstar government bond funds with an average maturity between one and three years. For the year, the Fund returned 1.0%, the same as the Morningstar average but behind the Lehman benchmark's 1.7%. The WNTB's duration was extended in the fourth quarter, but it still was positioned with a slightly short duration (1.6 years) compared to the Lehman benchmark. Although durations of WIS's longer maturity portfolios were positioned slightly longer than their benchmarks in the quarter, WNTB was kept short because of our expectation that further rate hikes from the Fed would keep the short end of the yield curve moving higher. To pick up extra yield, the Fund is overweighted in mortgage-backed securities (27% of assets), and Agencys (44%). The Fund is underweighting Treasurys (28%) and is expected to continue to do so. The WNTB Fund had an indicated annual yield of 2.9% at the end of the year.

WRIGHT TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 0.4% in the fourth quarter of 2005. This was slightly behind the Lehman U.S. Aggregate Bond Composite's 0.6% return but matched the return for an average of 174 total return bond funds in the Morningstar database. For all of 2005, WTRB had a total return of 1.5%, which compares to 1.7% for the Morningstar average and 2.4% for the Lehman Aggregate. At the start of the fourth quarter, WTRB was positioned with a neutral duration compared to the Lehman Benchmark. WTRB's duration was extended modestly around mid-October after an upward move in rates in early October put them closer to the top of our expected short-term trading range. The slightly long positioning (4.7 duration) compared to the Lehman Aggregate was maintained through the end of the year. The duration extension made a positive contribution to the Fund's Q4 performance, as rates were lower at year end than when the duration was lengthened. For all of 2005, the shifts in Fund duration contributed positively to relative performance. Over the course of 2005, the Fund's position in corporate bonds was reduced as spreads looked tight. The corporate position was steady in the fourth quarter, ending the year at 26% of assets, modestly overweight compared to the Lehman index to pick up extra yield. Corporate returns lagged Treasurys for the year and the quarter. This had a negative impact on Fund performance for the year, but in Q4, WTRB's corporate holdings outperformed the Lehman Aggregate corporate sector slightly. The Fund's position in agency issues (about 7% of assets) was reduced in the fourth quarter and is underweight compared to the index because of the tightness of the spreads compared to Treasurys. During the quarter, the Fund increased its overweight position in mortgage-backed securities (42% of assets), which look attractively valued after spreads widened last year. In 2005, the mortgage sector's performance detracted from WTRB's relative return. The Fund also holds small positions in commercial mortgage-backed securities (5%), a plus for Fund performance last year, and asset-backed issues (4%), a slight negative. The 16% position in Treasurys is less than the benchmark weight. The WTRB Fund had an indicated annual yield of 4.4% at the end of the 2005.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is generally managed to be almost entirely invested in GNMA issues - mortgage-based securities, known as Ginnie Maes, with explicit backing from the Federal government. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. GNMAs had a better return in the fourth quarter than the Lehman aggregate. For the quarter, the WCIF returned 0.7%, slightly behind the Lehman GNMA bond index's 1.0%, and edging higher than the 0.6% return for the average of all 61 government mortgage funds in the Morningstar database. For 2005, WCIF returned 1.8% compared to 3.2% for the Lehman benchmark and 1.9% for the Morningstar average. In the fourth quarter, WCIF was positioned to be overweight in higher-coupon premium issues. This position, which reflected our expectation that the rise in mortgage rates during 2005 had reduced the risk of mortgage prepayments, allowed the Fund to pick up extra income. This allocation worked in the Fund's favor in the fourth quarter and was being maintained as 2006 got underway. The Fund's duration (3.3) was lengthened in the fourth quarter and started 2006 slightly shorter than the Ginnie Mae benchmark's. At the start of the fourth quarter, the WCIF Fund had an indicated annual yield of 4.6%, making it attractive for income-oriented investors.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%

PERFORMANCE SUMMARIES
-------------------------------------------------------------------------------


                                    IMPORTANT

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000 Invested  1/1/96 Through 12/31/05

                                                                                Average Annual Total Return
                                                                             ----------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-----------------------------------------------------------------------------------------------------------------------
       WSBC

         - Return before taxes                                             11.09%          4.52%          8.69%
         - Return after taxes on distributions                              8.52%          3.33%          6.14%
         - Return after taxes on distributions and sales of fund shares     6.81%          2.87%          6.14%
       S&P MidCap 400                                                      12.46%          8.60%         14.36%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/95 would have grown to $23,017 by December 31, 2005.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/95          $10,000              $10,000
12/31/96          $11,857              $11,920
12/31/97          $15,734              $15,765
12/31/98          $15,756              $18,778
12/31/99          $16,663              $21,543
12/31/2000        $18,454              $25,314
12/31/2001        $16,581              $25,161
12/31/2002        $13,766              $21,510
12/31/2003        $17,904              $29,171
12/31/2004        $20,720              $33,977
12/31/2005        $23,017              $38,246
-------------------------------------------------------------------------------

   INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------
   % of net assets @ 12/31/05

   Utilities                       7.8%      Software & Services          3.0%
   Energy                          7.2%      Pharmaceuticals              2.7%
   Insurance                       7.2%      Chemicals                    2.6%
   Retailing                       6.8%      Food/Beverage/Tobacco        1.9%
   Diversified Financials          6.1%      Semiconductor Equipment      1.6%
   Health Care Equipment/Services  6.1%      Communications Equipment     1.3%
   Electronic Equipment            5.5%      Hotels/Restaurants/Leisure   1.1%
   Capital Goods                   5.3%      Oil & Gas                    1.0%
   Banks                           5.2%      Textiles/Clothing            1.0%
   Computers                       4.0%      Media                        0.9%
   Transportation                  4.0%      Medical Supplies             0.9%
   Commercial Services             3.8%      Real Estate                  0.9%
   Consumer Durables/Apparel       3.6%      Home Construction            0.6%
   Materials                       3.5%      Telecommunication Services   0.4%
   Automobiles/Components          3.3%      Airlines                     0.3%


  TEN LARGEST STOCK HOLDINGS
--------------------------------------------------------------------------------
  % of net assets @ 12/31/05

  Legg Mason, Inc.                      2.2%
  Questar Corp.                         2.1%
  Newfield Exploration Co.              2.0%
  Barr Laboratories, Inc.               1.7%
  DST Systems, Inc.                     1.7%
  Precision Castparts Corp.             1.6%
  Hunt, J.B. Transport Services, Inc.   1.6%
  First American Corp.                  1.6%
  Smithfield Foods, Inc.                1.6%
  Borg Warner, Inc.                     1.6%

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/96 Through 12/31/05

                                                                                Average Annual Total Return
                                                                        ----------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
----------------------------------------------------------------------------------------------------------------------
       WMBC

         - Return before taxes                                              6.20%         -1.60%          6.61%
         - Return after taxes on distributions                              5.90%         -1.73%          4.82%
         - Return after taxes on distributions and sales of fund shares     4.72%         -1.73%          4.82%
       S&P 500                                                              4.91%          0.54%          9.07%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/95 would have grown to $18,964 by December 31, 2005.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/95      $10,000            $10,000
  12/31/96      $11,763            $12,296
  12/31/97      $15,747            $16,398
  12/31/98      $18,963            $21,084
  12/31/99      $23,505            $25,522
  12/31/2000    $20,554            $23,198
  12/31/2001    $17,086            $20,441
  12/31/2002    $12,899            $15,923
  12/31/2003    $15,892            $20,491
  12/31/2004    $17,857            $22,719
  12/31/2005    $18,964            $23,836
--------------------------------------------------------------------------------

   INDUSTRY WEIGHTINGS
-------------------------------------------------------------------------------
   % of net assets @ 12/31/05

   Health Care Equipment/Services 11.5%   Semiconductor Equipment          2.9%
   Banks                          11.1%   Capital Goods                    2.5%
   Energy                         10.4%   Telecommunication Services       2.2%
   Diversifies Financials          8.2%   Hotels/Restaurants/Leisure       2.1%
   Computers                       6.4%   Transportation                   2.0%
   Insurance                       5.8%   Entertainment                    1.9%
   Food/Beverage/Tobacco           4.9%   Consumer Durables/Apparel        1.5%
   Retailing                       4.7%   Software & Services              1.5%
   Heavy Machinery                 4.2%   Commercial Services              1.3%
   Pharmaceuticals                 4.1%   Materials                        1.3%
   Utilities                       3.9%   Communications Equipment         1.0%
   Automobiles/Components          3.4%   Electronic Equipment             0.9%

  TEN LARGEST STOCK HOLDINGS
-------------------------------------------------------------------------------
  % of net assets @ 12/31/05

  Bank of America Corp.           4.8%
  Citigroup, Inc.                 4.3%
  Exxon Mobil Corp.               4.2%
  Exelon Corp.                    3.6%
  UnitedHealth Group, Inc.        3.1%
  Hewlett-Packard                 3.1%
  Home Depot                      3.1%
  Progressive Corp.               2.8%
  ConocoPhillips Co.              2.2%
  Paccar                          2.1%

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/05


                                                                                Average Annual Total Return
                                                                        ----------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
----------------------------------------------------------------------------------------------------------------------

       WIBC

         - Return before taxes                                             21.13%          4.05%          5.79%
         - Return after taxes on distributions                             20.63%          3.85%          4.91%
         - Return after taxes on distributions and sales of fund shares    16.50%          3.13%          4.54%
       MSCI World ex US Index                                              14.47%          4.92%          6.22%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 12/31/95 would have grown to $17,561 by December 31, 2005.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index

   12/31/95           $10,000                $10,000
   12/31/96           $12,073                $10,687
   12/31/97           $12,259                $10,930
   12/31/98           $13,011                $12,980
   12/31/99           $17,469                $14,385
   12/31/2000         $14,397                $11,307
   12/31/2001         $10,917                $12,597
   12/31/2002         $ 9,333                $ 9,521
   12/31/2003         $12,316                $13,274
   12/31/2004         $14,497                $15,979
   12/31/2005         $17,561                $18,292
--------------------------------------------------------------------------------

     COUNTRY WEIGHTINGS
--------------------------------------------------------------------------------
     % of net assets @ 12/31/05

     Japan                  23.8%              Denmark                 2.5%
     United kingdom         17.2%              Norway                  2.2%
     France                  7.0%              Finland                 1.8%
     Germany                 6.5%              Switzerland             1.5%
     Netherlands             6.1%              Austria                 1.4%
     Canada                  5.2%              Belgium                 1.3%
     Spain                   5.2%              Ireland                 1.3%
     Australia               3.4%              Hong kong               1.0%
     Italy                   2.9%              Singapore               0.4%
     Sweden                  2.9%              Greece                  0.0%

  TEN LARGEST STOCK HOLDINGS
--------------------------------------------------------------------------------
  % of net assets @ 12/31/05

  HBOS PLC                        2.9%
  ING Groep NV-ADR                2.9%
  E.ON AG                         2.9%
  Eni Spa                         2.8%
  Barclays PLC                    2.8%
  Anglo American PLC              2.7%
  Danske Bank A/S                 2.5%
  Vivendi Universal SA            2.2%
  Yamaha Denki Co., Ltd.          2.2%
  Vinci                           2.0%

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/05


                                                                               Average Annual Total Return
                                                                         ------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
---------------------------------------------------------------------------------------------------------------------------------

       WNTB

        - Return before taxes                                              1.01%           2.82%          3.87%
        - Return after taxes on distributions                             -0.18%           1.47%          2.06%
        - Return after taxes on distributions and sales of fund shares    -0.18%           1.47%          2.06%
       Lehman Govt. 1-3 Year                                               1.73%           3.83%          4.89%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/95 would have grown to $14,616 by December 31,2005.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/95           $10,000               $10,000
   12/31/96           $10,394               $10,508
   12/31/97           $11,010               $11,207
   12/31/98           $11,668               $11,988
   12/31/99           $11,891               $12,344
   12/31/2000         $12,716               $13,353
   12/31/2001         $13,583               $14,492
   12/31/2002         $14,320               $15,363
   12/31/2003         $14,407               $15,673
   12/31/2004         $14,470               $15,840
   12/31/2005         $14,616               $16,114
--------------------------------------------------------------------------------

     HOLDINGS BY SECTOR                                         FIVE LARGEST BOND HOLDINGS
     % of net assets @ 12/31/05                                 % of net assets @ 12/31/05
--------------------------------------------------------        ----------------------------------------------------------
     Mortgage-Backed Securities                   27.3%         U.S. Treasury Note 3.00% 11/15/07           21.9%
     U. S. Government Agencies                    43.6%         FHLMC 3.25%      11/02/07                   16.4%
     U. S. Treasuries                             27.8%         FNMA  3.00%      11/22/06                   11.3%
                                                                FHLMC 3.03%      06/11/08                    7.0%
                                                                U.S. Treasury Note 3.375%11/15/08            5.2%
     WEIGHTED AVERAGE MATURITY
     @12/31/05                               1.77 Years

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/05

                                                                                Average Annual Total Return
                                                                        ------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------

       WTRB

        - Return before taxes                                              1.54%           4.43%          4.77%
        - Return after taxes on distributions                             -0.12%           2.55%          2.67%
        - Return after taxes on distributions and sales of fund shares    -0.12%           2.55%          2.67%
       Lehman Aggregate Bond Index                                         2.43%           5.87%          6.16%

---------------------------------------------------------------------------------------------------------------------------

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/95 would have grown to $15,943 by December 31, 2005.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/95     $10,000             $10,000
  12/31/96     $10,090             $10,363
  12/31/97     $11,023             $11,364
  12/31/98     $12,077             $12,351
  12/31/99     $11,604             $12,249
  12/31/2000   $12,837             $13,673
  12/31/2001   $13,473             $14,828
  12/31/2002   $14,690             $16,348
  12/31/2003   $15,167             $17,019
  12/31/2004   $15,701             $17,758
  12/31/2005   $15,943             $18,189
------------------------------------------------

HOLDINGS BY SECTOR                                                FIVE LARGEST BOND HOLDINGS
% of net assets @ 12/31/05                                        % of net assets @ 12/31/05
---------------------------------------------------    ---------------------------------------------------
Asset-backed Securities                   9.9%         U.S. Treasury Bond 6.125% 11/15/27     5.5%
Corporate Bonds                          24.9%         U.S. Treasury Bond 7.25%  05/15/16     4.6%
Mortgage-Backed Securities               41.0%         U.S. Treasury Bond 4.375% 05/15/07     3.3%
U.S. Government Agencies                  6.8%         FNMA Pool  254915  4.50%  09/01/23     2.9%
U.S. Treasuries                          15.5%         FNMA               5.00%  04/15/15     2.9%


HOLDINGS BY CREDIT QUALITY*                                     WEIGHTED AVERAGE MATURITY
% of net assets @ 12/31/05                                      @12/31/05          6.98 Years
---------------------------------------------------
AAA                                      10.9%
AA                                        1.0%
A                                        15.0%
BBB                                       7.9%
<BBB                                      0.0%
Mortgage-Backed Securities               41.1%
U.S. Government Agencies                  6.8%
U.S. Treasuries                          15.5%

*:  based on the lower of Standard & Poor's or Moody's
Investors' Service

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/96 Through 12/31/05

                                                                                Average Annual Total Return
                                                                         ----------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
------------------------------------------------------------------------------------------------------------------

       WCIF

        - Return before taxes                                              1.76%           4.30%          5.14%
        - Return after taxes on distributions                             -0.02%           2.11%          2.76%
        - Return after taxes on distributions and sales of fund shares    -0.02%           2.11%          2.76%
       Lehman GNMA Index                                                   3.21%           5.43%          6.19%
-------------------------------------------------------------------------------------------------------------------

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/95 would have grown to $16,515 by December 31, 2005.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/95       $10,000              $10,000
          12/31/96       $10,435              $10,553
          12/31/97       $11,328              $11,559
          12/31/98       $12,066              $12,360
          12/31/99       $12,128              $12,598
          12/31/2000     $13,379              $13,997
          12/31/2001     $14,339              $15,148
          12/31/2002     $15,444              $16,464
          12/31/2003     $15,712              $16,934
          12/31/2004     $16,229              $17,671
          12/31/2005     $16,515              $18,237
--------------------------------------------------------------------------------

     HOLDINGS BY SECTOR                                         FIVE LARGEST BOND HOLDINGS
     % of net assets @ 12/31/05                                 % of net assets @ 12/31/05
--------------------------------------------------------       -------------------------------------------
     Mortgage-Backed Securities                   95.5%         GNMA Pool   3556 5.50%05/20/34       7.1%
    Government Interests                           4.7%         GNMA Pool 640940 5.50%05/15/35       6.2%
                                                                GNMA Pool 471369 5.50%05/15/33       5.7%
                                                                GNMA Pool 781032 6.50%04/15/29       5.2%
                                                                FNMA Pool 634187 6.00%02/01/22       5.0%


     WEIGHTED AVERAGE MATURITY

     @12/31/05            5.18 Years

FUND EXPENSES
-------------------------------------------------------------------------------


EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005-December 31, 2005).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  EQUITY FUNDS

                     Wright Selected Blue Chip Equities Fund

                                                    Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value    Account Value  (7/1/05-
                       (7/1/05)      (12/31/05)      12/31/05)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,053.50       $6.47
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00      $1,018.90       $6.36

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.


                      Wright Major Blue Chip Equities Fund

                                                    Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value    Account Value   (7/1/05-
                       (7/1/05)      (12/31/05)       12/31/05)
-------------------------------------------------------------------------------

 Actual Fund Shares  $1,000.00        $1,077.60        $6.55
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares       $1,000.00        $1,018.90        $6.36

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.


                  Wright International Blue Chip Equities Fund

                                                    Expenses Paid
                       Beginning      Ending        During Period*
                     Account Value    Account Value   (7/1/05-
                       (7/1/05)      (12/31/05)      12/31/05)
------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,170.40        $8.64
------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00      $1,017.20        $8.03

  *Expenses are equal to the Fund's annualized expense ratio of 1.58% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.


                               FIXED INCOME FUNDS

                      Wright U.S. Government Near Term Fund

                                                    Expenses Paid
                       Beginning      Ending        During Period*
                     Account Value    Account Value  (7/1/05-
                       (7/1/05)    (12/31/05)        12/31/05)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,003.50       $4.80
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00     $1,020.40       $4.84

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.

                          Wright Total Return Bond Fund

                                                    Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value    Account Value   (7/1/05-
                       (7/1/05)        (12/31/05)     12/31/05)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $ 995.10        $4.78
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00      $1,020.40       $4.84

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005.


                           Wright Current Income Fund

                                                    Expenses Paid
                       Beginning      Ending        During Period*
                     Account Value    Account Value   (7/1/05-
                       (7/1/05)       (12/31/05)      12/31/05)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00    $1,007.30      $4.91
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.30      $4.94

  *Expenses are equal to the Fund's annualized expense ratio of 0.97% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2005

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005



                                       Shares       Value

EQUITY INTERESTS -- 99.7%

AIRLINES -- 0.3%
Alaska Air Group, Inc.* ............  3,605    $   128,771
                                               ------------



AUTOMOBILES & COMPONENTS -- 3.3%
ArvinMeritor, Inc...................  6,560    $    94,398
BorgWarner, Inc..................... 12,195        739,383
Copart, Inc.*....................... 17,685        407,816
Thor Industries, Inc................  7,920        317,354
                                               ------------
                                               $  1,558,951
                                               ------------


BANKS -- 5.2%
Associated Banc-Corp................  7,175    $   233,546
Astoria Financial Corp.............. 17,962        528,083
City National Corp..................  4,255        308,232
Colonial Bancgroup Inc.............. 12,785        304,539
Commerce Bancorp, Inc............... 17,725        609,917
IndyMac Bancorp, Inc................  5,040        196,661
Webster Financial Corp..............  6,765        317,278
                                               ------------
                                               $  2,498,256
                                               ------------



CAPITAL GOODS -- 5.3%
AGCO Corp.* ........................ 11,315    $   187,490
Alliant Techsystems, Inc.* .........  7,840        597,173
Graco, Inc..........................  5,792        211,292
Precision Castparts Corp............ 14,780        765,752
Teleflex Inc........................  2,970        192,991
Thomas & Betts Corp.* .............. 13,355        560,376
                                               ------------
                                               $ 2,515,074
                                               ------------


CHEMICALS -- 2.6%
Chemtura Corp....................... 26,900    $   341,630
Lubrizol Corp.......................  4,255        184,795
Lyondell Chemical Co................ 17,530        417,565
Scotts Miracle-Gro Co., Class A.....  6,665        301,525
                                               ------------
                                               $  1,245,515
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 3.8%
Brink's Co., (The)..................  8,880    $   425,441
ITT Educational Services, Inc.* ....  3,155        186,492
Jacobs Engineering Group, Inc.* ....  6,520        442,512
Manpower, Inc.......................  8,960        416,640
Republic Services, Inc. - Class A...  9,000        337,950
                                               ------------
                                               $ 1,809,035
                                               ------------



COMMUNICATIONS EQUIPMENT -- 1.3%
Harris Corp.........................  8,370    $   359,994
Plantronics, Inc....................  5,175        146,452
Polycom, Inc.* .....................  7,685        117,580
                                               ------------
                                               $   624,026
                                               ------------



COMPUTERS & PERIPHERALS -- 4.0%
DST Systems, Inc.* ................. 13,335    $   798,900
Imation Corp........................  4,705        216,759
SanDisk Corp.* .....................  8,115        509,784
Western Digital Corp.* ............. 20,530        382,063
                                               ------------
                                               $ 1,907,506
                                               ------------


CONSUMER DURABLES & APPAREL -- 3.7%
Harman International................  3,425    $   335,136
Hovnanian Enterprises, Inc.- Class A* 5,840        289,898
Mohawk Industries, Inc.* ...........  7,900        687,142
Toll Brothers, Inc.* ............... 12,315        426,592
                                               ------------
                                               $ 1,738,768
                                               ------------


DIVERSIFIED FINANCIALS -- 6.1%
AmeriCredit Corp.* ................. 17,275    $   442,758
Edwards, A.G., Inc..................  7,530        352,856
Jefferies Group, Inc................  9,210        414,266
Legg Mason, Inc.....................  8,890      1,064,044
Raymond James Financial, Inc........  9,490        357,488
Ryland Group, Inc...................  4,075        293,930
                                               ------------
                                               $ 2,925,342
                                               ------------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 5.5%
Ametek, Inc......................... 10,315    $   438,800
Arrow Electronics, Inc.* ........... 16,215        519,366
Avnet, Inc.* ....................... 11,785        282,133
Energizer Holdings, Inc.* .......... 11,060        550,677
MEMC Electronic Materials, Inc.* ... 23,905        529,974
Tech Data Corp.* ...................  7,920        314,266
                                               ------------
                                               $  2,635,216
                                               ------------


ENERGY -- 7.2%
Forest Oil Corp.* ..................  3,275    $   149,242
Newfield Exploration Company* ...... 18,810        941,817
Noble Energy, Inc................... 12,785        515,235
Patterson-UTI Energy, Inc........... 14,570        480,081
Peabody Energy Corp.................  7,000        576,940
Pogo Producing Co................... 11,155        555,631
Western Gas Resources, Inc..........  4,685        220,617
                                               ------------
                                               $ 3,439,563
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 1.9%
PepsiAmericas, Inc..................  6,510    $   151,423
Smithfield Foods, Inc.* ............ 24,395        746,487
                                               ------------
                                               $   897,910
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 6.1%
Community Health Systems, Inc.* ....  3,860    $   147,992
Covance, Inc.* .....................  5,195        252,217
DENTSPLY International, Inc.........  3,350        179,861
Health Net, Inc.* .................. 10,090        520,139
LifePoint Hospitals, Inc.* ......... 12,060        452,250
Lincare Holdings, Inc.* ............ 11,060        463,525
Renal Care Group, Inc.* ............  7,980        377,534
Triad Hospitals, Inc.* ............. 13,215        518,424
UnitedHealth Group, Inc.............      1             31
                                               ------------
                                               $ 2,911,973
                                               ------------



HOME CONSTRUCTION, FURNISHINGS
& APPLIANCES -- 0.6%
Beazer Homes USA, Inc...............  3,920    $   285,533
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 1.1%
Boyd Gaming Corp....................  8,570    $   408,446
CBRL Group, Inc.....................  3,860        135,679
                                               ------------
                                               $   544,125
                                               ------------


INSURANCE -- 7.2%
AmerUs Group Co.....................  2,625    $   148,759
Everest Re Group, Ltd...............  2,625        263,419
Fidelity National Financial, Inc....  4,117        151,464
First American Corp................. 16,665        754,924
HCC Insurance Holdings, Inc......... 10,100        299,768
Old Republic International Corp.....  8,315        218,352
PMI Group Inc., (The)...............  5,900        242,313
Protective Life Corp................  5,275        230,887
Radian Group, Inc...................  9,570        560,706
Stancorp Financial Group............  6,625        330,919
W.R. Berkley Corp...................  4,565        217,385
                                               ------------
                                               $  3,418,896
                                               ------------


MATERIALS -- 3.5%
Crane Co............................  2,665    $    93,995
Cytec Industries, Inc...............  9,860        469,632
FMC Corp.* .........................  7,805        414,992
Grant Prideco, Inc.* ...............  5,840        257,661
RPM International, Inc..............  6,595        114,555
Timken Co., (The)................... 10,390        332,688
                                               ------------
                                               $ 1,683,523
                                               ------------



MEDIA -- 0.9%
Catalina Marketing Corp............. 16,525    $   418,909
                                               ------------


MEDICAL SUPPLIES -- 0.9%
Intuitive Surgical, Inc.* ..........  3,725    $   436,831
                                               ------------


OIL & GAS -- 1.0%
Helmerich & Payne, Inc..............  4,075    $   252,283
Pioneer Natural Resources Co........  4,745        243,276
                                               ------------
                                               $   495,559
                                               ------------

PHARMACEUTICALS & BIOTECHNOLOGY-- 2.7%
Barr Laboratories, Inc.* ........... 13,220    $   823,474
Omnicare, Inc.......................  7,935        454,041
                                               ------------
                                               $ 1,277,515
                                               ------------


REAL ESTATE -- 0.9%
New Plan Excel Realty Trust REIT.... 17,950    $   416,081
                                               ------------


RETAILING -- 6.8%
Abercrombie & Fitch Co. - Class A...  7,960    $   518,833
American Eagle Outfitters........... 17,785        408,699
Barnes & Noble, Inc.................  4,940        210,790
CDW Corp............................  4,605        265,110
Chico's FAS, Inc.* .................  7,785        341,995
Claire's Stores, Inc................ 17,550        512,811
Michaels Stores, Inc................ 12,295        434,874
Pacific Sunwear of California,Inc.*   5,820        145,034
Urban Outfitters, Inc.* ............ 16,590        419,893
                                               ------------
                                              $  3,258,039
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.6%
Cree, Inc.* ........................  8,115    $   204,823
Lam Research Corp.* ................ 10,020        357,514
Microchip Technology, Inc...........  5,510        177,146
                                               ------------
                                               $   739,483
                                               ------------


SOFTWARE & SERVICES -- 3.0%
Activision, Inc.* .................. 25,769    $   354,066
Cognizant Technology Solutions Corp.* 7,135        359,247
Fair Isaac, Inc.....................  6,370        281,363
McAfee Inc.* .......................  6,470        175,531
Sybase, Inc.* ...................... 10,845        237,072
                                               ------------
                                              $  1,407,279
                                               ------------



TELECOMMUNICATION SERVICES -- 0.4%
ADTRAN, Inc.........................  3,200    $    95,168
Cincinnati Bell, Inc.* ............. 26,715         93,770
                                               ------------
                                                $  188,938
                                               ------------


TEXTILES, CLOTHING & FABRICS -- 1.0%
Polo Ralph Lauren Corp..............  8,595    $   482,523
                                               ------------


TRANSPORTATION -- 4.0%
CNF Transporation, Inc..............  5,430    $   303,483
GATX Corp...........................  4,980        179,678
Hunt, J.B. Transport Services, Inc.. 33,425        756,742
Overseas Shipholding Group..........  3,780        190,474
Yellow Roadway Corp.* .............. 11,040        492,494
                                               ------------
                                               $ 1,922,871
                                               ------------


UTILITIES -- 7.8%
Energy East Corp.................... 17,215    $   392,502
Equitable Resources, Inc............  4,115        150,979
MDU Resources Group, Inc............ 20,442        669,271
Oneok, Inc.......................... 14,375        382,806
Questar Corp........................ 13,175        997,348
Sierra Pacific Resources* .......... 43,830        571,543
Wisconsin Energy Corp...............  7,920        309,355
WPS Resources Corp..................  4,370        241,705
                                               ------------
                                              $  3,715,509
                                               ------------


TOTAL EQUITY INTERESTS-- 99.7%
  (identified cost, $38,114,992)               $47,527,520

OTHER ASSETS, LESS LIABILITIES  -- 0.3%            124,104
                                               ------------

NET ASSETS -- 100%                             $47,651,624
                                               ============



* Non-income-producing security.
See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $38,114,992) (Note 1A).     $ 47,527,520
  Cash....................................              186
  Receivable for fund shares sold.........           98,545
  Receivable from investment adviser......           25,969
  Dividends receivable....................           34,056
  Other assets............................            6,045
                                               ------------
  Total assets............................     $ 47,692,321
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $      7,289
  Demand note payable.....................            2,000
  Payable to affiliate for Trustees' fees.                2
  Transfer agent fee payable..............            5,176
  Accrued expenses and other liabilities..           26,230
                                               ------------
  Total liabilities.......................     $     40,697
                                               ------------
NET ASSETS................................     $ 47,651,624
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 34,873,894
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................        2,440,773
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     9,412,528
  Undistributed net investment income.....          924,429
                                               ------------
   Net assets applicable to outstanding
     shares...............................     $ 47,651,624
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,657,041
                                               ============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      13.03
                                               ============









                           STATEMENT OF OPERATIONS

                        Year Ended December 31, 2005
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    509,454

Expenses -
  Investment adviser fee (Note 2):........     $    286,362
  Administrator fee (Note 2):.............           57,272
  Compensation of Trustees who are not employees
   of the investment adviser or administrator        13,228
  Custodian fee (Note 1D).................          103,334
  Distribution expenses (Note 3):.........          119,318
  Transfer and dividend disbursing agent fees        27,460
  Printing................................            7,034
  Interest expense........................           10,890
  Shareholder communications..............           10,503
  Audit services..........................           26,341
  Legal services..........................            7,252
  Registration costs......................           18,142
  Miscellaneous ..........................            6,082
                                               ------------
  Total expenses..........................     $    693,218
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $   (10,942)
  Allocation of expenses to investment adviser
   (Note 2):..............................         (25,969)
  Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (59,659)
                                               ------------
  Total deductions........................     $   (96,570)
                                               ------------
  Net expenses............................     $    596,648
                                               ------------
  Net investment loss.....................     $   (87,194)
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  6,417,438
  Change in unrealized depreciation of
   investments............................      (1,416,439)
                                               ------------

  Net realized and unrealized gain
   of investments.........................     $  5,000,999
                                               ------------

  Net increase in net assets from
    operations............................     $  4,913,805
                                               ============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                        -------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (87,194)         $    (89,696)
     Net realized gain on investments...........................................        6,417,438             4,095,367
     Change in unrealized appreciation of investments...........................       (1,416,439)            1,915,763
                                                                                     --------------        --------------


       Net increase in net assets resulting from operations.....................     $  4,913,805          $  5,921,434
                                                                                     --------------        --------------

   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (5,390,227)         $ (1,597,259)
                                                                                     --------------        --------------

       Total distributions......................................................     $ (5,390,227)         $ (1,597,259)
                                                                                     --------------        --------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $  4,630,188          $    983,877
                                                                                     --------------        --------------

   Net increase in net assets...................................................     $  4,153,766          $  5,308,052

NET ASSETS:

   At beginning of year.........................................................       43,497,858            38,189,806
                                                                                     --------------        --------------

   At end of year...............................................................     $ 47,651,624          $ 43,497,858
                                                                                     ==============        ==============


UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $    924,429          $    936,447
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                                ------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                            2005          2004        2003(6)      2002(6)     2001(6)
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.226     $  11.870    $   9.270    $  11.580    $ 13.430
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

     Net investment loss(1) ................                  $ (0.053)    $  (0.028)   $  (0.023)   $  (0.046)   $ (0.045)
     Net realized and unrealized gain (loss)                     1.476         1.884        2.756       (1.831)     (1.322)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  1.423     $   1.856    $   2.733    $  (1.877)   $ (1.367)
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

     Distributions from capital gains.......                  $ (1.619)    $  (0.500)   $  (0.133)   $  (0.433)   $ (0.483)
                                                              ---------    ---------    ---------    ---------     ---------

         Total distributions................                  $ (1.619)    $  (0.500)   $  (0.133)   $  (0.433)   $ (0.483)
                                                              ---------    ---------    ---------    ---------     ---------

Net asset value, end of year................                  $ 13.030     $  13.226    $  11.870    $   9.270    $ 11.580
                                                              =========    =========    =========    =========     =========

Total return(2) ............................                    11.09%        15.73%       30.06%      (16.98%)    (10.15%)

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  47,652    $  43,498    $  38,190    $  32,817    $ 45,883
     Ratio of net expenses to average net assets                 1.27%         1.26%        1.25%      1.26%(3)    1.26%(3)

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)(7)                    1.25%         1.25%        1.25%      1.25%(3)     1.25%(3)

     Ratio of net investment (loss) to average
        net assets..........................                    (0.18%)       (0.23%)      (0.23%)      (0.44%)    (0.38%)
     Portfolio turnover rate  ..............                      110%           69%         106%       119%(4)     67%(4)

--------------------------------------------------------------------------------------------------------------------------------

(1)The operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2005          2004         2003         2002         2001
                                                     --------------------------------------------------------------------

     Net investment loss per share..........                  $ (0.111)    $  (0.050)   $  (0.057)   $  (0.064)    $ (0.057)
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.45%         1.44%        1.59%        1.43%(3)     1.37%(3)
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction(5)               1.43%         1.43%        1.59%        1.42%(3)     1.36%(3)
                                                              =========    =========    =========    =========     =========

         Net investment loss................                    (0.38%)       (0.41%)      (0.57%)      (0.61%)      (0.49%)
                                                              =========    =========    =========    =========     =========

------------------------------------------------------------------------------------------------------------------------------

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).

(4)Represents portfolio turnover rate of the fund's corresponding portfolio (Note 1).

(5)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(6)Certain per share amounts are based on average shares outstanding.

(7)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.

See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005



                                       Shares       Value

   EQUITY INTERESTS -- 99.7%

AUTOMOBILES & COMPONENTS -- 3.4%
Johnson Controls, Inc............... 11,560    $   842,840
Paccar, Inc......................... 20,420      1,413,677
                                               ------------
                                               $ 2,256,517
                                               ------------



BANKS -- 11.1%
Bank of America Corp................ 68,963    $ 3,182,642
Capital One Financial Corp.......... 14,625      1,263,600
CIT Group, Inc......................  4,140        214,369
M&T Bank Corp.......................  2,560        279,168
MBNA Corp........................... 39,225      1,065,351
Wells Fargo & Co.................... 22,040      1,384,773
                                               ------------
                                               $ 7,389,903
                                               ------------



CAPITAL GOODS -- 2.5%
Cummins, Inc........................  8,735    $   783,792
Deere & Co.......................... 11,365        774,070
ITT Industries, Inc.................  1,145        117,729
                                               ------------
                                               $ 1,675,591
                                               ------------



COMMERCIAL SERVICES & SUPPLIES -- 1.3%

H&R Block, Inc...................... 35,890    $    881,099
                                               ------------



COMMUNICATIONS EQUIPMENT -- 1.0%

Motorola, Inc....................... 17,595    $   397,471
Scientific-Atlanta, Inc.............  6,725        289,646
                                               ------------
                                               $   687,117
                                               ------------



COMPUTERS & PERIPHERALS -- 6.4%
Apple Computer, Inc.* .............. 19,005    $ 1,366,269
Computer Sciences Corp.* ........... 13,555        686,425
Dell, Inc.* ........................  5,249        157,418
Hewlett-Packard Co.................. 71,655      2,051,483
                                               ------------
                                               $ 4,261,595
                                               ------------



CONSUMER DURABLES & APPAREL-- 1.5%..
Brunswick Corp......................  1,675    $    68,105
Centex Corp.........................  3,040        217,330
D.R. Horton, Inc....................  5,865        209,556
Fortune Brands, Inc.................  1,810        141,216
KB Home Corp........................  1,080         78,473
Lennar Corp. - Class A..............  1,295         79,021
Pulte Homes, Inc....................  5,660        222,778
                                               ------------
                                               $ 1,016,479
                                               ------------



DIVERSIFIED FINANCIALS -- 8.2%
Charles Schwab Corp., (The).........  8,450    $   123,961
Citigroup, Inc...................... 59,289      2,877,295
Franklin Resources, Inc.............  3,295        309,763
Goldman Sachs Group, Inc., (The)....  5,845        746,465
Lehman Brothers Holdings, Inc....... 11,005      1,410,511
                                               ------------
                                               $ 5,467,995
                                               ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS-- 0.9%
Nvidia Corp.* ...................... 12,635    $   461,936
PerkinElmer, Inc....................  5,825        137,237
                                               ------------
                                               $   599,173
                                               ------------


ENERGY -- 10.4%
Apache Corp.........................  5,298    $   363,019
ChevronTexaco Corp.................. 20,490      1,163,217
ConocoPhillips Co................... 25,005      1,454,791
Exxon Mobil Corp.................... 49,315      2,770,024
Nabors Industries, Ltd.* ...........  1,225         92,794
Occidental Petroleum Corp...........  8,470        676,584
Praxair, Inc........................  2,460        130,282
TXU Corp............................  3,435        172,403
Valero Energy Corp..................  1,270         65,532
Weatherford International, Ltd.* ...  1,825         66,065
                                               ------------
                                               $ 6,954,711
                                               ------------


ENTERTAINMENT & LEISURE -- 1.9%
Time Warner, Inc.................... 72,195    $ 1,259,081
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 4.9%
Altria Group, Inc................... 16,810    $ 1,256,043
Archer-Daniels-Midland Co........... 48,615      1,198,846
Constellation Brands, Inc.- Class A* 19,680        516,206
Safeway, Inc........................  8,460        200,164
Supervalu, Inc......................  3,525        114,492
                                               ------------
                                               $ 3,285,751
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES-- 11.5%
AmerisourceBergen Corp..............  3,300    $   136,620
Caremark Rx, Inc.* .................  3,115        161,326
Cigna Corp..........................  5,155        575,813
Coventry Health Care, Inc.* ........  5,435        309,578
Express Scripts, Inc.* .............  2,850        238,830
HCA, Inc............................  9,120        460,560
Health Management Associates-Class A  3,900         85,644
Humana, Inc.* ...................... 16,955        921,165
Laboratory Corp.of America Holdings*  2,435        131,125
Manor Care, Inc.....................  2,755        109,566
McKesson Corp....................... 18,770        968,344
Medco Health Solutions, Inc.* ...... 10,510        586,458
Quest Diagnostics, Inc..............  6,435        331,274
St. Jude Medical, Inc.* ............  2,325        116,715
UnitedHealth Group, Inc............. 33,686      2,093,248
Wellpoint, Inc.* ...................  5,410        431,664
                                               ------------
                                               $ 7,657,930
                                               ------------



HEAVY MACHINERY -- 4.2%
Black & Decker Corp.................  9,030    $   785,249
Caterpillar, Inc.................... 21,175      1,223,280
Ingersoll-Rand Co. - Class A........ 18,960        765,415
                                               ------------
                                               $ 2,773,944
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 2.1%
Darden Restaurants, Inc.............  1,585    $    61,625
McDonald's Corp..................... 38,020      1,282,034
Wendy's International, Inc..........  1,590         87,863
                                               ------------
                                               $ 1,431,522
                                               ------------



INSURANCE -- 5.8%
Aetna, Inc..........................  2,865    $   270,198
AMBAC Financial Group, Inc..........  4,375        337,137
Chubb Corp..........................  4,090        399,388
MetLife, Inc........................  7,080        346,920
MGIC Investment Corp................  5,635        370,896
Progressive Corp.................... 15,755      1,839,869
St. Paul Travelers Cos Inc., (The)..  6,540        292,142
                                               ------------
                                               $ 3,856,550
                                               ------------


MATERIALS -- 1.3%
Monsanto Co.........................  2,905    $   225,225
Nucor Corp..........................  8,305        554,110
Sigma-Aldrich Corp..................  1,685        106,644
                                               ------------
                                               $   885,979
                                               ------------



PHARMACEUTICALS & BIOTECHNOLOGY-- 4.1%
Amgen, Inc.* .......................  2,040    $   160,874
Applera Corp.-Applied Biosystems
 Group..............................  4,520        120,051
Gilead Sciences, Inc.* .............  5,340        281,044
Johnson & Johnson, Inc.............. 19,521      1,173,212
King Pharmaceuticals Inc.* ......... 26,010        440,089
Wyeth............................... 12,680        584,168
                                               ------------
                                               $ 2,759,438
                                               ------------

RETAILING -- 4.7%
Home Depot, Inc..................... 50,585    $ 2,047,681
J.C. Penney Co., Inc................  4,020        223,512
Nike, Inc. - Class B................    625         54,244
Nordstrom, Inc...................... 13,915        520,421
Office Depot, Inc.* ................  9,155        287,467
                                               ------------
                                               $ 3,133,325
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 2.9%
Advanced Micro Devices, Inc.* ......  2,695    $    82,467
Broadcom Corp. - Class A* ..........  1,710         80,626
Freescale Semiconductor, Inc.* .....  4,835        121,697
Intel Corp.......................... 25,430        634,733
Micron Technology, Inc.* ........... 12,400        165,044
National Semiconductor Corp.........  6,675        173,416
Texas Instruments, Inc.............. 21,775        698,324
                                               ------------
                                               $ 1,956,307
                                               ------------


SOFTWARE & SERVICES -- 1.5%
Autodesk, Inc.......................  4,350    $   186,832
BMC Software, Inc.* ................  3,855         78,989
Compuware Corp.* ................... 21,710        194,739
Electronic Data Systems Corp........  6,070        145,923
Microsoft Corp......................  1,759         45,998
Yahoo!, Inc.* ......................  8,295        324,998
                                               ------------
                                               $   977,479
                                               ------------


TELECOMMUNICATION SERVICES -- 2.2%
Alltel Corp.........................  9,985    $   630,053
Corning, Inc.* ..................... 22,475        441,859
Sprint Corp......................... 16,165        377,614
                                               ------------
                                               $ 1,449,526
                                               ------------



TRANSPORTATION -- 2.0%
Burlington Northern Santa Fe Corp...  6,810    $   482,284
FedEx Corp..........................  2,785        287,941
Norfolk Southern Corp............... 12,180        546,029
                                               ------------
                                               $ 1,316,254
                                               ------------


UTILITIES -- 3.9%
Exelon Corp......................... 45,251    $ 2,404,638
Sempra Energy.......................  4,270        191,467
                                               ------------
                                               $ 2,596,105
                                               ------------


TOTAL EQUITY INTERESTS-- 99.7%
  (identified cost, $52,523,173)....           $66,529,371


OTHER ASSETS, LESS LIABILITIES -- 0.3%             212,213
                                               ------------

NET ASSETS -- 100%                             $66,741,584
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                          December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $52,523,173) (Note 1A).     $ 66,529,371
  Cash....................................          404,668
  Receivable for fund shares sold.........          184,006
  Receivable from investment adviser......              212
  Dividends receivable....................          106,265
  Prepaid expenses........................            5,616
                                               ------------
  Total assets............................     $ 67,230,138
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    461,374
  Transfer agent fee......................            4,244
  Accrued expenses and other liabilities..           22,936
                                               ------------
  Total liabilities.......................     $    488,554
                                               ------------
NET ASSETS................................     $ 66,741,584
                                               ============


NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 83,350,626
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (30,427,300)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    14,006,198
  Distributions in excess of net
   investment income......................        (187,940)
                                               ------------
   Net assets applicable to outstanding
     shares...............................     $ 66,741,584
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        5,371,852
                                               ============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.42
                                               ============




                           STATEMENT OF OPERATIONS

                        Year Ended December 31, 2005
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $  1,254,287
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    394,885
  Administrator fee (Note 2):.............           78,977
  Compensation of Trustees not employees of the
   investment adviser or administrator....           13,228
  Custodian fee (Note 1D):................           74,204
  Distribution expenses (Note 3):.........          164,535
  Transfer and dividend disbursing agent fees        25,185
  Printing................................            5,410
  Interest expense........................            3,452
  Shareholder communications..............            4,905
  Audit services..........................           27,447
  Legal services..........................            9,730
  Registration costs......................           19,929
  Miscellaneous ..........................            9,088
                                               ------------
  Total expenses..........................     $    830,975
                                               ------------


Deduct -
  Reduction of custodian fee (Note 1D):...     $    (8,096)
  Allocation of expenses to the
   investment adviser (Note 2):...........            (212)
                                               ------------
  Total deductions........................     $    (8,308)
                                               ------------
  Net expenses............................     $    822,667
                                               ------------
  Net investment income...................     $    431,620
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  3,605,530
  Change in unrealized appreciation of
   investments............................           59,679
                                               ------------
  Net realized and unrealized gain of
   investments............................     $  3,665,209
                                               ------------

  Net increase in net assets from operations   $  4,096,829
                                               ============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                    --------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
--------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    431,620           $    325,576
     Net realized gain on investments...........................................        3,605,530              3,568,382
     Change in unrealized appreciation (depreciation) on investments............           59,679              3,534,335
                                                                                     --------------         --------------
       Net increase (decrease) in net assets resulting from operations..........     $  4,096,829           $  7,428,293
                                                                                     --------------         --------------
   Distributions to shareholders -
     From net investment income.................................................     $   (485,388)          $   (289,970)
                                                                                     --------------         --------------

       Total distributions......................................................     $   (485,388)          $   (289,970)
                                                                                     --------------         --------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (2,372,715)          $(13,174,341)
                                                                                     --------------         --------------

   Net increase (decrease) in net assets........................................     $  1,238,726           $ (6,036,018)

NET ASSETS:

   At beginning of year.........................................................       65,502,858             71,538,876
                                                                                     --------------         --------------

   At end of year...............................................................     $ 66,741,584           $ 65,502,858
                                                                                     --------------         --------------

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (187,940)          $   (132,591)
                                                                                     ==============         ==============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------



                                                                            Year Ended December 31,
                                                               ----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                            2005          2004        2003(4)      2002(4)     2001(4)
-------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 11.780     $  10.530    $   8.570    $  11.380     $ 13.690
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
     Net investment income (loss)(1) .......                  $  0.077     $   0.053    $   0.029    $   0.024     $ (0.009)
     Net realized and unrealized gain (loss)                     0.651         1.247        1.958       (2.812)      (2.301)
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........                  $  0.728     $   1.300    $   1.987    $  (2.788)    $ (2.310)
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

     Dividends from investment income.......                  $ (0.088)    $  (0.050)   $  (0.027)   $  (0.022)    $  -
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions................                  $ (0.088)    $  (0.050)   $  (0.027)   $  (0.022)    $  -
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 12.420     $  11.780    $  10.530    $   8.570     $ 11.380
                                                              =========    =========    =========    =========     =========

Total Return(3) ............................                     6.20%        12.36%       23.20%      (24.50%)     (16.87%)

Ratios/Supplemental Data(1):

     Net assets, end of year (000 omitted)..                  $  66,742    $  65,503    $  71,539    $  66,609    $  95,121
     Ratio of net expenses to average net assets                 1.26%         1.25%        1.25%        1.22%       1.13%

     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(5)                    1.25%         1.25%        1.25%        1.22%        1.13%

     Ratio of net investment income (loss) to
        average net assets .................                     0.66%         0.49%        0.31%        0.25%       (0.08%)
     Portfolio turnover rate................                       82%           74%         143%        130%           78%

------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2005, 2004 and 2003, the operating  expenses of the Fund were  reduced by an  allocation  of expenses  to the  distributor
   and/or  investment  adviser.  Had  such  action  not  been  undertaken,   net
   investment income per share and the ratios would have been as follows:

                                                                2005          2004         2003
                                                           ------------------------------------------

     Net investment income per share........                  $  0.077     $   0.050    $   0.024
                                                              =========    =========    =========

     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.26%         1.28%        1.31%
                                                              =========    =========    =========

       Expenses after custodian fee reduction(2)                 1.25%         1.28%        1.31%
                                                              =========    =========    =========

       Net investment income................                     0.66%         0.46%        0.26%
                                                              =========    =========    =========


----------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.

(5)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005



                                      Shares       Value


               EQUITY INTERESTS -- 93.4%

AUSTRALIA -- 3.4%
BHP Billiton, Ltd................... 68,318    $ 1,140,109
Commonwealth Bank of Australia...... 11,527        361,478
QBE Insurance Group, Ltd............153,164      2,202,128
                                               ------------
                                               $ 3,703,715
                                               ------------


AUSTRIA -- 1.4%
OMV AG (Stammaktie)................. 25,886    $ 1,511,425
                                               ------------




BELGIUM -- 1.3%
Fortis.............................. 45,123    $ 1,434,409
                                               ------------



CANADA -- 5.2%
Encana Corp......................... 37,766    $ 1,699,252
Husky Energy, Inc................... 21,259      1,073,733
Inco, Ltd...........................  9,729        420,592
National Bank of Canada.............  1,867         96,407
Nexen Inc. (Common)................. 19,414        921,049
Power Financial Corp. (Common)...... 23,477        671,259
Rona, Inc.* ........................ 19,002        348,922
Talisman Energy, Inc................  8,847        466,528
                                               ------------
                                               $ 5,697,742
                                               ------------



DENMARK -- 2.5%
Danske Bank A/S..................... 78,061    $ 2,740,520
                                               ------------



FINLAND -- 1.8%
Fortum Oyj.......................... 34,175    $   638,528
Nokian Renkaat Oyj.................. 23,894        300,161
Yit-Yhtyma Oyj...................... 24,277      1,034,616
                                               ------------
                                               $ 1,973,305
                                               ------------


FRANCE -- 6.9%
Axa................................. 17,999    $   578,749
Neopost SA.......................... 12,348      1,233,663
Pernod Ricard SA(Actions Ordinaires)  3,710        645,042
Societe Generale de France
 (Actions Ordinaires)...............  4,077        499,658
Vinci............................... 26,203      2,245,448
Vivendi Universal SA................ 78,574      2,452,365
                                               ------------
                                               $ 7,654,925
                                               ------------


GERMANY -- 6.5%
BASF AG............................. 21,948    $ 1,675,262
Celesio AG..........................  6,265        536,949
Continental AG (Stammaktie)......... 11,442      1,011,961
Deutsche Boerse AG..................  7,376        753,103
E. On AG (Stammaktie)............... 30,508      3,144,791
                                               ------------
                                               $ 7,122,066
                                               ------------


GREECE -- 0.0%
National Bank of Greece SA..........    588    $     24,969
                                               ------------



HONG KONG -- 0.9%
Cheung Kong Holdings Ltd.(Ordinary)  92,000    $   943,903
CLP Holdings, Ltd. (Ordinary)....... 17,500        101,566
                                               ------------
                                               $ 1,045,469
                                               ------------



IRELAND -- 1.3%
Bank of Ireland (Cap. Stock)........ 23,296    $   365,743
CRH PLC (Ordinary)..................  5,323        156,027
DCC PLC............................. 17,535        374,370
Grafton Group PLC* ................. 18,894        205,035
Ryanair Holdings PLC* .............. 30,531        298,907
                                               ------------
                                               $ 1,400,082
                                               ------------



ITALY -- 2.9%
Banca Intesa Spa (Azioni Ordinarie). 13,956    $    73,666
Eni Spa (Azioni Ordinarie)..........112,603      3,111,993
                                               ------------
                                               $ 3,185,659
                                               ------------


JAPAN -- 23.8%
Aiful Corp. (Common)................  4,875    $   406,835
Bridgestone Corp. (Common).......... 16,000        332,797
Canon, Inc. (Common)................ 24,100      1,408,879
Eisai Co., Ltd. (Common)............ 35,000      1,467,847
Honda Motor Co., Ltd. (Common)...... 29,700      1,693,476
Ibiden Co., Ltd. (Common)........... 29,400      1,574,244
Kawasaki Kisen Kaisha, Ltd..........137,000        858,934
Kddi Corp...........................    219      1,261,713
Mitsui & Co., Ltd................... 86,000      1,103,872
Mitsui Chemicals, Inc............... 82,000        550,928
Mitsui OSK Lines, Ltd...............196,000      1,708,752
Nippon Shokubai Co., Ltd............ 35,000        395,874
Nippon Steel Corp...................218,000        775,735
Nippon Yusen Kabushiki Kaish........ 34,000        232,754
Nissan Chemical Industries, Ltd..... 18,000        255,901
ORIX Corp.(Common)..................  4,900      1,247,522
Osaka Gas Co., Ltd..................180,000        620,690
Sankyo Co., Ltd. ...................  9,400        543,946
Santen Pharmaceutical Co., Ltd...... 26,800        740,219
Sumitomo Corp.......................106,000      1,369,567
Sumitomo Heavy Industries, Ltd......146,000      1,224,604
Takeda Chemicals Ind, Ltd. (Common). 20,600      1,113,513
Toyo Suisan Kaisha, Ltd............. 26,000        419,419
Toyota Motor Corp. (Common)......... 28,800      1,493,315
Yamada Denki Co., Ltd. (Common)..... 19,500      2,438,533
Yamaha Motor Co., Ltd............... 34,900        910,718
                                               ------------
                                               $26,150,587
                                               ------------


NETHERLANDS -- 6.1%
ABN Amro Holdings NV (Aandeel)...... 75,964    $ 1,979,339
Aegon NV............................ 30,320        491,754
ING Groep NV - ADR (Aandeel)........ 91,382      3,158,236
Koninklijke Philips Electronics NV.. 25,292        783,121
Royal Dutch Shell PLC............... 10,563        321,208
                                               ------------
                                               $ 6,733,658
                                              ------------



NORWAY -- 2.2%
Norsk Hydro ASA (Ordinaere Aksje)...  4,940    $   505,582
Orkla ASA...........................  3,210        132,501
Statoil ASA......................... 73,118      1,673,737
Telenor ASA.........................  7,569         74,055
                                               ------------
                                               $ 2,385,875
                                               ------------



SINGAPORE -- 0.4%
Jardine Cycle & Carriage, Ltd....... 43,000    $   287,046
Keppel Corp., Ltd................... 18,000        119,076
                                               ------------
                                               $   406,122
                                               ------------


SPAIN -- 5.2%
Acciona SA (Accion)................. 10,128    $ 1,128,345
ACS,Actividades de Construccion
  y Svcs SA......................... 17,494        561,480
Ebro Puleva SA...................... 20,823        344,602
Fomento de Construcciones y Contratas
 SA (Accion)........................ 13,743        776,486
Grupo Ferrovial SA (Accion
 Al Portador)....................... 13,867        956,874
Repsol YPF SA (Accion).............. 63,776      1,855,850
Sociedad Gen. de Aguas de
 Barcelona SA.......................  3,633          7,135
                                               ------------
                                               $ 5,700,772
                                               ------------


SWEDEN -- 2.9%
Capio AB* .......................... 33,187    $   590,049
Nordea Bank AB......................  9,496         98,437
SKF AB.............................. 22,904        320,885
TeliaSonera AB......................405,573      2,176,007
                                               ------------
                                               $ 3,185,378
                                               ------------


SWITZERLAND -- 1.5%
Syngenta AG* .......................  4,518    $   560,486
Zurich Financial Services
 (Inhaberaktie)*....................  5,297      1,125,354
                                               ------------
                                               $ 1,685,840
                                               ------------


UNITED KINGDOM -- 17.2%
Alliance Unichem PLC (Ordinary)..... 19,776    $   271,773
Anglo American PLC (Ordinary)....... 87,466      2,971,612
Barclays PLC (Ordinary).............292,734      3,070,587
Barratt Developments PLC............ 66,676      1,128,635
Bellway PLC (Ordinary)..............  2,417         46,847
BHP Billiton PLC.................... 23,195        378,091
BP PLC (Ordinary)................... 29,174        310,023
British American Tobacco PLC........ 57,178      1,276,084
Cable & Wireless PLC (Ordinary).....159,218        325,955
Hanson PLC.......................... 68,862        755,418
HBOS PLC............................186,998      3,187,816
Inchcape PLC........................ 14,450        565,848
Persimmon PLC (Ordinary)............ 85,944      1,856,108
Royal Bank of Scotland Group PLC....  9,743        293,546
Royal Dutch Shell PLC............... 22,809        727,544
Scottish Power PLC.................. 14,940        139,398
Taylor Woodrow PLC..................106,411        695,101
Tesco PLC (Ordinary)................167,214        951,619
                                               ------------
                                               $18,952,005
                                               ------------


TOTAL EQUITY INTERESTS-- 93.4%
   (identified cost, $86,155,919)...           $102,694,523
                                               ------------

OTHER ASSETS, LESS LIABILITIES -- 6.6%            7,202,855
                                               ------------


NET ASSETS -- 100%                             $109,897,378
                                               ============





* Non-income-producing security.

ADR American Depository Receipts

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                  STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $86,155,919) (Note 1A)     $102,694,523
  Cash....................................        6,874,608
  Foreign currency, at value (cost $2,408)
   (Note 1)...............................            2,386
  Receivable for fund shares sold.........          302,410
  Dividends receivable....................           48,212
  Tax reclaim receivable..................           50,230
  Prepaid expenses........................           10,840
  Other assets............................            4,311
                                               ------------
    Total assets..........................     $109,987,520
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     46,246
  Payable to affiliate for Trustees' fees.                2
  Transfer agent fee payable..............            3,094
  Accrued expenses and other liabilities..           40,800
                                               ------------
    Total liabilities.....................     $     90,142
                                               ------------

NET ASSETS................................     $109,897,378
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $102,779,299
  Accumulated net realized loss on investments
   and foreign currency (computed on the
   basis of identified cost)..............     (11,549,838)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................       16,542,177
  Undistributed net investment income.....        2,125,740
                                               ------------

   Net assets applicable to outstanding
     shares ..............................     $109,897,378
                                               ============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        6,083,740
                                               ============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      18.06
                                               ============


                         STATEMENT OF OPERATIONS

                       Year Ended December 31, 2005
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $  1,983,490
  Less: Foreign Taxes.....................         (189,073)
                                               ------------
  Investment income.......................     $  1,794,417
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    589,126
  Administrator fee (Note 2):.............          124,778
  Compensation of Trustees not employees of
   the investment adviser or administrator           13,228
  Custodian fee (Note 1D):................          184,062
  Distribution expenses (Note 3):.........          184,129
  Transfer and dividend disbursing agent fees        24,493
  Printing................................            6,269
  Interest expense........................            6,571
  Shareholder communications..............            6,980
  Audit services..........................           31,181
  Legal services..........................            9,400
  Registration costs......................           33,720
  Miscellaneous ..........................            8,100
                                               ------------
  Total expenses..........................     $  1,222,037
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $   (23,784)
                                               ------------
  Net expenses............................     $  1,198,253
                                               ------------
  Net investment income...................     $    596,164
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain -
   Investment transactions (identified
     cost basis)..........................     $  7,925,045
   Foreign currency transactions..........         (81,061)
                                               ------------

  Net realized gain.......................     $  7,843,984
  Change in unrealized appreciation
   (depreciation) - Investments
   (identified cost basis)................        6,735,432
   Foreign currency.......................          (9,036)
                                               ------------
  Net change in unrealized appreciation...     $  6,726,396
                                               ------------
  Net realized and unrealized gain of
   investments............................     $ 14,570,380
                                               ------------

  Net increase in net assets from operations   $ 15,166,544
                                               ============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                                                   Year Ended
                                                                                                  December 31,

                                                                                          -----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $    596,164           $    534,963
     Net realized gain on investments and foreign currency transactions.........        7,843,984              8,968,316
     Change in unrealized appreciaiton (depreciation) on investments
       and translation of assets and liabilities in foreign currencies..........        6,726,396                (73,598)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $ 15,166,544           $  9,429,681
                                                                                      --------------         --------------

   Distributions to shareholders

     From net investment income.................................................     $   (704,313)          $   (376,098)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (704,313)          $   (376,098)
                                                                                     --------------         --------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) .     $ 33,169,454           $ (1,373,901)
                                                                                     --------------         --------------

   Net increase in net assets...................................................     $ 47,631,685           $  7,679,682

NET ASSETS:

   At beginning of year.........................................................       62,265,693             54,586,011
                                                                                     --------------         --------------

   At end of year...............................................................     $109,897,378           $ 62,265,693
                                                                                     ==============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $  2,125,740           $  2,069,471
                                                                                     ==============         ==============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                            Year Ended December 31,
                                                               --------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                           2005(1)        2004        2003(1)      2002(1)     2001(1)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                    $15.070      $12.890      $ 9.840      $11.510     $15.180
                                                              ---------     ---------    ---------    ---------    ---------
Income (loss)  from investment operations:
     Net investment income (loss) ..........                    $ 0.129      $ 0.128      $ 0.073      $ 0.070    $ (0.023)
     Net realized and unrealized gain (loss)                      3.028        2.140        3.044       (1.740)     (3.647)
                                                              ---------     ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......                    $ 3.157      $ 2.268      $ 3.117     $ (1.670)   $ (3.670)
                                                              ---------     ---------    ---------    ---------    ---------

Less distributions:

     Dividends from investment income.......                   $ (0.167)    $ (0.088)    $ (0.067)     $ -         $ -
                                                              ---------     ---------    ---------    ---------    ---------

         Total distributions................                   $ (0.167)     $(0.088)    $ (0.067)     $ -         $ -
                                                              ---------     ---------    ---------    ---------    ---------

Net asset value, end of year................                    $18.060      $15.070      $12.890      $ 9.840     $11.510
                                                              =========     =========    =========    =========    =========


Total return(2) ............................                     21.13%       17.71%       31.96%      (14.51%)    (24.18%)

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                   $109,897     $ 62,266      $ 54,586     $ 50,835    $ 66,828
     Ratio of net expenses to average net assets                  1.66%        1.72%        1.80%       1.66%(3)     1.56%(3)

     Ratio of net expenses after custodian fee
       reduction to average net assets(4) ..                      1.62%        1.71%        1.80%        1.65%       -
     Ratio of net investment income (loss) to average
        net assets..........................                      0.81%        0.97%        0.81%        0.65%      (0.18%)
     Portfolio turnover rate  ..............                        99%         121%          77%          62%(5)      39%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain per share amounts are based on average shares outstanding.

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(3)Includes the fund's share of its corresponding Portfolio's allocated expenses (Note 1).

(4)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)Represents  portfolio  turnover rate of the fund's  corresponding  portfolio
   (Note 1).

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - Investors Bank & Trust (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Trust, for federal income tax purposes, had capital loss carryovers of $30,269,711 (WMBC) and $11,465,196 (WIBC) which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax.Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31          WSBC            WMBC           WIBC
-------------------------------------------------------------------------------

     2009-         -              $10,435,545    $   -

     2010-         -               17,603,398     9,901,904

     2011-         -                2,230,768     1,563,292
-------------------------------------------------------------------------------

     At December 31, 2005, net currency losses of $(28,467) for WIBC attributable to security transactions incurred after October 31, 2005 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                        Accumulated Undistributed      Undistributed
              Paid-In   Net Realized Gain/(Loss)       Net Investment
              Capital        on Investments               Income

-------------------------------------------------------------------------------

WSBC        $(98,645)         $ 23,469               $ 75,176
WMBC          (4,177)            5,758                 (1,581)
WIBC               1          (164,419)               164,418
-------------------------------------------------------------------------------

The tax character of distributions paid for the years ended December 31, 2005 and December 31, 2004 was as follows:

Year Ended  12/31/05          WSBC         WMBC        WIBC
-------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income               -      $485,388      $704,313
   Long-term capital gain  $5,390,227       -           -
-------------------------------------------------------------------------------


Year Ended  12/31/04          WSBC         WMBC        WIBC
-------------------------------------------------------------------------------
Distributions declared from:
   Ordinary income               -        $289,970     $376,098
   Long-term capital gain    $1,597,259      -           -
-------------------------------------------------------------------------------

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                             WSBC            WMBC             WIBC
-------------------------------------------------------------------------------

Undistributed income           -         $     19,381    $  1,002,787
Undistributed gain           $2,512,899       -              -
Capital loss carryforwards     -         $(30,269,711)   $(11,465,196)
Unrealized appreciation      $9,340,452  $ 13,853,775    $ 16,025,362
Other temporary differences  $924,379    $   (212,487)   $  1,555,126
-------------------------------------------------------------------------------

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2005, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $25,969 and $212 on behalf of WSBC and WMBC, respectively. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2005, the effective rate was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $59,659 on behalf of WSBC. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2005, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2005                 December 31, 2004
                                                            ---------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................   1,994,101    $  26,725,001         923,639     $  11,222,820
   Issued to shareholders in payment of distributions
    declared..............................................     362,284        4,698,930         106,988         1,396,188
   Redemptions............................................  (1,988,270)     (26,793,743)       (957,939)      (11,635,131)
                                                            ------------  ---------------    ------------   ---------------
     Net increase ........................................     368,115    $   4,630,188          72,688     $     983,877
                                                            ============  ===============    ============   ===============


Wright Major Blue Chip Equities Fund

   Sold..................................................      746,933    $   8,790,299         898,054     $   9,604,327
   Issued to shareholders in payment of distributions
    declared.............................................       32,288          390,542          20,569           233,277
   Redemptions............................................    (969,256)     (11,553,556)     (2,151,425)      (23,011,945)
                                                            ------------  ---------------    ------------   ---------------
     Net increase (decrease)..............................    (190,035)   $  (2,372,715)     (1,232,802)    $ (13,174,341)
                                                            ============  ===============    ============   ===============


Wright International Blue Chip Equities Fund

   Sold...................................................   2,853,233    $  47,557,242         792,931     $  10,418,061
   Issued to shareholders in payment of distributions
     declared.............................................      33,842          523,875          21,458           276,379
   Redemptions............................................    (936,442)     (14,911,663)       (916,122)      (12,068,341)
                                                            ------------  ---------------    ------------   ---------------
     Net increase (decrease)..............................   1,950,633    $  33,169,454        (101,733)    $  (1,373,901)
                                                            ============  ===============    ============   ===============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                      Year Ended December 31, 2005
            ----------------------------------------------
                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Purchases..... $ 51,724,386   $ 53,492,901   $  98,084,417
                ===========    ===========     ===========

Sales......... $ 52,883,081   $ 56,360,686   $  71,927,879
                ===========    ===========     ===========

-------------------------------------------------------------------------------



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

      The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $  38,187,068    $52,675,596   $  86,672,734
                ===========    ===========     ===========

Gross unrealized
  appreciation   10,007,236     14,196,569      16,399,570
Gross unrealized
  depreciation     (666,784)      (342,794)       (377,781)
                -----------    -----------     -----------

Net unrealized
  appreciation $  9,340,452    $ 13,853,775   $  16,021,789
                ===========     ===========     ===========

-------------------------------------------------------------------------------

The appreciation on currency for WIBC is $3,573.

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2005.

(8)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

WRIGHT MANAGED EQUITY TRUST

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities of the Wright Managed Equity Trust (the "Trust"), comprising the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), including the portfolios of investments as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Wright Managed Equity Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 21, 2006

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005




Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)
MORTGAGE-BACKED SECURITIES - 27.3%
------------------------------------
$     56,554      FHLMC Gold Balloon #M90710             5.000%      03-01-07       $100.14        $ 56,632         5.0%
      39,627      FHLMC Gold Balloon #M90724             5.500%      05-01-07        100.65          39,883         5.5%
     167,733      FHLMC Gold Balloon #M90767             4.500%      11-01-07         99.39         166,718         4.5%
     271,319      FHLMC Gold Balloon #M90802             4.000%      03-01-08         97.69         265,049         4.1%
     956,680      FHLMC Gold Balloon #M90937             5.000%      08-01-09         99.89         955,597         5.0%
     961,173      FHLMC Gold Balloon #M90941             4.500%      08-01-09         98.60         947,688         4.6%
     331,318      FHLMC Gold Pool #M90796                4.000%      02-01-08         97.69         323,662         4.1%
     316,085      FHLMC Pool #1B1291                     4.397%      11-01-33         98.44         311,170         4.5%
     783,366      FHLMC Pool #1G0233                     5.018%      05-01-35         99.76         781,451         5.0%
      69,567      FNMA Pool #254227                      5.000%      02-01-09         99.64          69,315         5.0%
     413,729      FNMA Pool #701043                      4.052%      04-01-33         98.78         408,680         4.1%
     743,012      FNMA Pool #809324                      4.880%      02-01-35         99.62         740,215         4.9%

U.S. GOVERNMENT AGENCIES - 43.6%
--------------------------------
$    770,000      FFCB                                   2.500%      03-15-06       $ 99.58       $ 766,781         2.5%
   3,135,000      FHLMC                                  3.250%      11-02-07         97.10       3,044,198         3.3%
   1,345,000      FHLMC                                  3.030%      06-11-08         96.13       1,292,963         3.2%
     895,000      FNMA                                   1.750%      06-16-06         98.74         883,749         1.8%
   2,135,000      FNMA                                   3.000%      11-22-06         98.52       2,103,477         3.0%

U.S. TREASURIES - 27.7%
-----------------------
$    125,000      U.S. Treasury Notes                    4.375%      05-15-07       $ 99.95       $ 124,937         4.4%
   4,160,000      U.S. Treasury Notes                    3.000%      11-15-07         97.54       4,057,627         3.1%
   1,000,000      U.S. Treasury Notes                    3.375%      11-15-08         97.35         973,477         3.5%
                                                                                                 -----------
Total Investments (identified cost, $18,612,571)-- 98.6%                                        $18,313,269

Other Assets, Less Liabilities-- 1.4%                                                               253,808
                                                                                                 -----------
Net Assets-- 100.0%                                                                              $18,567,077
                                                                                                 ===========

FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

see notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------

                  STATEMENT OF ASSETS AND LIABILITIES

                             December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $18,612,571)(Note 1A)  $ 18,313,269
  Cash....................................          155,898
  Receivable for investments sold.........           20,554
  Receivable for fund shares sold.........            3,015
  Receivable from investment adviser......           22,470
  Interest receivable.....................           77,821
  Prepaid expenses........................            5,309
                                               ------------
    Total assets..........................     $ 18,598,336
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $      1,991
  Distributions payable...................            9,499
  Payable to affiliate for Trustees' fees.               11
  Transfer agent fee .....................            3,446
  Accrued expenses........................           16,312
                                               ------------
    Total liabilities.....................     $     31,259
                                               ------------
NET ASSETS................................     $ 18,567,077
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 20,471,427
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................       (1,605,146)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (299,302)
  Undistributed net investment income.....               98
                                               ------------

   Net assets applicable to outstanding
    shares................................     $ 18,567,077
                                               ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.        1,898,808
                                               ============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       9.78
                                               ============






                         STATEMENT OF OPERATIONS

                      Year Ended December 31, 2005
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $    658,350
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     89,871
   Administrator fee (Note 3).............           17,974
   Compensation of Trustees not employees of
    the investment adviser or administrator          13,564
   Custodian fee (Note 1C)................           48,192
   Distribution expenses (Note 4).........           49,928
   Transfer and dividend disbursing agent fees       20,613
   Printing...............................            3,595
   Interest expense.......................            1,730
   Shareholder communications.............            5,061
   Audit services.........................           31,744
   Legal services.........................            4,927
   Registration costs.....................           18,398
   Miscellaneous..........................            4,799
                                               ------------
    Total expenses........................     $    310,396
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C):..     $    (3,513)
   Allocation of expenses to the
    investment adviser (Note 3)...........         (22,470)
   Reduction of investment adviser fee
    (Note 3)..............................         (44,937)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (49,928)
                                               ------------

    Total deductions......................     $  (120,848)
                                               ------------

    Net expenses..........................     $   189,548
                                               ------------

      Net investment income...............     $   468,802
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (126,026)
  Change in unrealized depreciation
   of investments.........................        (148,967)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (274,993)
                                               ------------

    Net increase in net assets from operations $   193,809
                                               ============



See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                      -------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    468,802           $    327,655
     Net realized loss on investments...........................................         (126,026)               (42,275)
     Change in unrealized depreciation on investments...........................         (148,967)              (185,876)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $    193,809           $     99,504
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (605,643)          $   (735,924)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (605,643)          $   (735,924)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (2,593,760)          $ (5,348,388)
                                                                                     --------------         --------------
       Net decrease in net assets...............................................     $ (3,005,594)          $ (5,984,808)

NET ASSETS:
   At beginning of year.........................................................       21,572,671             27,557,479
                                                                                     --------------         --------------
   At end of year...............................................................     $ 18,567,077           $ 21,572,671
                                                                                     ==============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $         98           $         --
                                                                                     ==============         ==============



See notes to financial statements


WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                               ------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                            2005          2004         2003         2002        2001
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $  9.980     $  10.250    $  10.490    $  10.290     $ 10.080
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

   Net investment income(1)  ...............                  $  0.227     $   0.123    $   0.165    $   0.349     $  0.480(7)
   Net realized and unrealized gain (loss)..                    (0.128)       (0.080)      (0.102)       0.200        0.195(7)
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.099     $   0.043    $   0.063    $   0.549     $  0.675
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

     Distributions from investment income...                  $ (0.299)    $  (0.313)   $  (0.303)   $  (0.349)    $ (0.465)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions....................                  $ (0.299)    $  (0.313)   $  (0.303)   $  (0.349)    $ (0.465)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $  9.780     $   9.980    $  10.250    $  10.490     $ 10.290
                                                              =========    =========    =========    =========     =========
Total return(2) ............................                     1.01%        0.43%         0.61%        5.42%        6.82%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 18,567     $ 21,573     $  27,557    $  33,839     $ 36,025
   Ratio of net expenses to average net assets                   0.97%         0.96%        0.95%       0.97%(3)     0.97%(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets(4)(6)                      0.95%         0.95%        0.95%       0.95%(3)     0.95%(3)
   Interest expense  .......................                     0.01%         _            0.01%       -            -
   Ratio of net investment income to average
      net assets............................                     2.35%         1.38%        1.75%       3.10%        4.40%
   Portfolio turnover rate  ................                      109%          138%         165%        64%(5)      92%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2005,  2004,  2003,  2002,  and 2001,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the principal underwriter, a reduction in administration fees, or a combination thereof.
   Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2005          2004         2003         2002         2001
                                                     --------------------------------------------------------------------

     Net investment income per share........                  $  0.170     $   0.097    $   0.134    $   0.323     $  0.452
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses ............................                     1.56%         1.38%        1.28%        1.20%(3)     1.22%(3)
                                                              =========    =========    =========    =========     =========
       Expense after custodian fee reduction(4)                  1.54%         1.37%        1.28%        1.18%(3)     1.20%(3)
                                                              =========    =========    =========    =========     =========
       Interest expense.....................                     0.01%         -            0.01%        -            -
                                                              =========    =========    =========    =========     =========
       Net investment income................                     1.76%         0.96%        1.42%        2.87%        4.15%
                                                              =========    =========    =========    =========     =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).

(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5) Represents  portfolio  turnover rate of the fund's  corresponding  portfolio
    (Note 1).

(6)Under a written agreement, Wright waives all or a portion of its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (unaudited)
ASSET-BACKED SECURITIES - 9.9%

FINANCIAL SERVICES

$    380,000      Citibank Credit Card Master Trust      5.875%      03-10-11       $103.12       $ 391,837         5.7%
     340,000      Citigroup Commercial Mortgage Trust,
                  Series 2004-C2 A5                      4.733%      10-15-41         97.17         330,394         4.9%
     335,000      Credit-Based Asset Servicing and Securities,
                  Series 2005-CB7 AF2                    5.147%      11-25-35         99.74         334,126         5.2%
     440,000      CS First Boston Mortgage Securities Corp.,
                  Series 2003-C3 A5                      3.936%      05-15-38         92.89         408,730         4.2%
     414,187      First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10 1A2                   5.776%      12-25-35         99.94         413,928         5.8%
     565,000      JP Morgan Chase Commercial Mortgage Securities,
                  Series 2004-C3 A5                      4.878%      01-15-42         97.85         552,854         5.0%
     220,000      JP Morgan Chase Commercial Mortgage Securities,
                  Series 2004-CBX A6                     4.899%      01-12-37         98.19         216,023         5.0%
     610,000      MBNA Master Credit Card Trust,
                  Series 1999-BA                         5.900%      08-15-11        103.38         630,630         5.7%
     405,000      Salomon Brothers Mortage Securities VII,
                  Series 2002-KEY2 A2                    4.467%      03-18-36         98.23         397,817         4.5%
     405,000      Structured Asset Securities Corp.,
                  Series 2004-23XS 1A4                   4.930%      01-25-35         97.49         394,832         5.1%
                                                                                                 -----------
Total Asset Backed Securities (identified cost, $4,173,042)                                      $ 4,071,171
                                                                                                 -----------



CORPORATE BONDS - 24.9%

AUTO - 0.5%

$    190,000      DaimlerChrysler North America
                    Holding Co.                          7.200%      09-01-09      $105.84        $ 201,095         6.8%

BANKS - 4.5%

$    335,000      CIT Group, Inc.                        7.750%      04-02-12       $113.56       $ 380,411         6.8%
     320,000      National Rural Utilities               7.250%      03-01-12        111.67         357,340         6.5%
     325,000      Royal Bank of Scotland                 7.648%      08-31-49        121.14         393,715         6.3%
     390,000      SLM Corp                               4.823%      01-26-09        100.31         391,217         4.4%
     360,000      U.S. Bancorp                           5.100%      07-15-07        100.43         361,553         5.1%

BLDG - RESIDENTIAL/COMMER - 0.4%

$    170,000      Centex Corp.                           7.875%      02-01-11       $109.90       $ 186,830         7.2%

BUILDING MATERIALS - 0.2%

$     95,000      Lowes Co., Inc.                        8.250%      06-01-10       $113.26       $ 107,601         7.3%

CABLE TV - 0.5%

$    170,000      Comcast Cable Comm HLDGS               8.375%      03-15-13       $115.91       $ 197,043         7.2%

DIVERSIFIED FINANCIALS - 6.6%

$    375,000      Bear Stearns Co., Inc.                 5.119%      09-27-07       $101.01       $ 378,783         5.1%
     340,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10        110.15         374,499         6.7%
     230,000      Cendant Corp.                          6.250%      01-15-08        101.85         234,259         6.1%
     190,000      First Union Corp.                      6.400%      04-01-08        103.40         196,463         6.2%
     415,000      General Electric Cap Corp.             6.125%      02-22-11        105.32         437,081         5.8%
     300,000      Goldman Sachs Group, Inc.              6.600%      01-15-12        107.55         322,658         6.1%
     375,000      International Lease Finance Corp.      5.875%      05-01-13        103.64         388,640         5.7%
     410,000      JP Morgan Chase & Co.                  5.150%      10-01-15         98.77         404,952         5.2%

ELECTRIC - INTEGRATED - 1.0%

$    205,000      Dominion Resources, Inc.               6.300%      03-15-33       $102.08       $ 209,260         6.2%
     190,000      PPL Electric Utilities                 5.875%      08-15-07        101.43         192,722         5.8%

FOOD - RETAIL - 0.5%

$    200,000      Safeway, Inc., Note                    5.800%      08-15-12       $100.65       $ 201,293         5.8%

FOOD, BEVERAGE & TOBACCO - 1.4%

$    190,000      HJ Heinz Finance Co.                   6.000%      03-15-12       $102.85       $ 195,422         5.8%
     380,000      Pepsico, Inc.                          3.200%      05-15-07         98.10         372,777         3.3%

INSTRUMENTS - CONTROLS - 0.8%

$    345,000      Honeywell International, Inc.          7.000%      03-15-07       $102.31       $ 352,969         6.8%

MEDICAL - 0.8%

$    110,000      Amgen, Inc.                            6.500%      12-01-07       $103.07       $ 113,381         6.3%
     205,000      Wyeth                                  5.500%      03-15-13        101.53         208,129         5.4%

OIL & GAS - 3.0%

$    460,000      BP Capital Markets PLC                 2.750%      12-29-06       $ 98.14       $ 451,459         2.8%
     320,000      Phillips Petroleum                     6.650%      07-15-18        113.08         361,846         5.9%
     175,000      Sempra Energy                          6.000%      02-01-13        103.54         181,190         5.8%
     180,000      Transocean Sedco Forex                 7.500%      04-15-31        126.40         227,515         5.9%

PIPELINES - 0.5%

$    185,000      Duke Capital Corp., Senior Note        7.500%      10-01-09       $107.47       $ 198,822         7.0%

PROPERTY/CASUALTY INSURANCE - 0.5%

$    205,000      Fund American Cos., Inc.,
                   Guaranteed Senior Note                 5.875%      05-15-13       $101.06       $ 207,164         5.8%

RETAIL - 0.4%

$    135,000      TJX Cos., Inc.                         7.450%      12-15-09       $109.16       $ 147,370         6.8%

TELECOM - 3.3%

$    180,000      AT&T Wireless                          7.875%      03-01-11       $112.33       $ 202,186         7.0%
     145,000      British Telecom PLC                    8.875%      12-15-30        134.19         194,575         6.6%
     170,000      Deutsche Telekom International Finance 8.000%      06-15-10        113.48         192,922         7.0%
     170,000      France Telecom SA                      7.750%      03-01-11        111.81         190,083         6.9%
     190,000      Sprint Capital Corp.                   6.125%      11-15-08        102.90         195,507         6.0%
     325,000      Verizon Global Funding Corp.           7.750%      12-01-30        119.22         387,479         6.5%
                                                                                                 -----------
Total Corporate Bonds (identified cost, $10,359,685)                                            $10,298,211
                                                                                                 -----------


GOVERNMENT INTERESTS - 63.3%

MORTGAGE-BACKED SECURITIES - 41.0%

$    142,326      FHLMC Gold Pool #A10798                5.500%      05-01-33       $ 99.36       $ 141,413         5.5%
     346,899      FHLMC Gold Pool #A32600                5.500%      05-01-35         99.14         343,899         5.5%
     104,450      FHLMC Gold Pool #C01646                6.000%      09-01-33        101.15         105,649         5.9%
      66,597      FHLMC Gold Pool #C01702                6.500%      10-01-33        102.98          68,579         6.3%
     222,251      FHLMC Gold Pool #C47318                7.000%      09-01-29        105.47         234,398         6.6%
     219,554      FHLMC Gold Pool #C90493                6.500%      11-01-21        103.29         226,771         6.3%
      32,701      FHLMC Gold Pool #E00903                7.000%      10-01-15        103.82          33,950         6.7%
     368,531      FHLMC Gold Pool #E01425                4.500%      08-01-18         97.58         359,599         4.6%
     204,670      FHLMC Gold Pool #G01842                4.500%      06-01-35         94.11         192,624         4.8%
     220,047      FHLMC Gold Pool #G08088                6.500%      10-01-35        102.52         225,594         6.3%
     270,678      FHLMC Gold Pool #N30514                5.500%      11-01-28        100.37         271,683         5.5%
     318,654      FHLMC Pool #1B1291                     4.401%      11-01-33         98.44         313,699         4.5%
     930,823      FHLMC Pool #1G0233                     5.018%      05-01-35         99.76         928,548         5.0%
      48,131      FHLMC Pool #27663                      7.000%      06-01-29        104.25          50,179         6.7%
     315,533      FNMA Pool #253057                      8.000%      12-01-29        106.92         337,358         7.5%
     203,320      FNMA Pool #253925                      7.000%      05-01-31        104.66         212,791         6.7%
     226,189      FNMA Pool #254375                      6.500%      07-01-22        103.37         233,816         6.3%
      91,198      FNMA Pool #254845                      4.000%      07-01-13         96.78          88,261         4.1%
      89,958      FNMA Pool #254863                      4.000%      08-01-13         96.78          87,062         4.1%
     509,256      FNMA Pool #254865                      4.500%      09-01-18         97.56         496,845         4.6%
     598,624      FNMA Pool #254904                      5.500%      10-01-33         99.30         594,421         5.5%
   1,259,845      FNMA Pool #254915                      4.500%      09-01-23         95.80       1,206,984         4.7%
     401,910      FNMA Pool #255747                      4.500%      04-01-25         95.58         384,159         4.7%
      48,954      FNMA Pool #479477                      6.000%      01-01-29        101.30          49,591         5.9%
      52,776      FNMA Pool #489357                      6.500%      03-01-29        103.01          54,366         6.3%
      51,663      FNMA Pool #535332                      8.500%      04-01-30        108.40          56,000         7.8%
     351,606      FNMA Pool #535934                      7.000%      05-01-31        104.42         367,151         6.7%
     243,329      FNMA Pool #545317                      5.500%      11-01-16        100.76         245,188         5.5%
     291,854      FNMA Pool #545407                      5.500%      01-01-32         99.34         289,942         5.5%
      75,298      FNMA Pool #545782                      7.000%      07-01-32        104.86          78,957         6.7%
     540,873      FNMA Pool #576524                      5.500%      01-01-29         99.30         537,100         5.5%
      77,313      FNMA Pool #597396                      6.500%      09-01-31        102.82          79,497         6.3%
      40,712      FNMA Pool #634823                      6.500%      03-01-32        102.80          41,853         6.3%
     394,316      FNMA Pool #648465                      6.500%      06-01-32        103.54         408,283         6.3%
     402,541      FNMA Pool #663689                      5.000%      01-01-18         99.11         398,938         5.0%
     334,792      FNMA Pool #701043                      4.056%      04-01-33         98.78         330,707         4.1%
     210,540      FNMA Pool #725550                      5.000%      05-01-19         99.11         208,656         5.0%
     244,908      FNMA Pool #738630                      5.500%      11-01-33         99.30         243,189         5.5%
     428,115      FNMA Pool #739372                      4.121%      09-01-33         97.45         417,199         4.2%
     311,662      FNMA Pool #753189                      4.000%      12-01-33         91.14         284,055         4.4%
     373,735      FNMA Pool #755749                      5.500%      01-01-29         99.36         371,333         5.5%
     906,721      FNMA Pool #781893                      4.500%      11-01-31         94.50         856,875         4.8%
     296,932      FNMA Pool #807804                      5.500%      03-01-35         99.07         294,179         5.6%
     880,761      FNMA Pool #809324                      4.880%      02-01-35         99.62         877,446         4.9%
     473,466      FNMA Pool #849893                      4.000%      11-01-23         93.39         442,192         4.3%
      85,909      GNMA II Pool #2671                     6.000%      11-20-28        102.37          87,947         5.9%
      13,865      GNMA II Pool #2909                     8.000%      04-20-30        106.59          14,779         7.5%
      38,660      GNMA II Pool #2972                     7.500%      09-20-30        104.72          40,484         7.2%
      14,703      GNMA II Pool #2973                     8.000%      09-20-30        106.59          15,672         7.5%
     859,930      GNMA II Pool #3442                     5.000%      09-20-33         98.45         846,606         5.1%
     381,012      GNMA Pool #374892                      7.000%      02-15-24        105.33         401,324         6.6%
      73,458      GNMA Pool #376400                      6.500%      02-15-24        104.72          76,928         6.2%
     109,501      GNMA Pool #379982                      7.000%      02-15-24        105.33         115,338         6.6%
     348,463      GNMA Pool #393347                      7.500%      02-15-27        105.38         367,212         7.1%
     128,132      GNMA Pool #410081                      8.000%      08-15-25        107.21         137,375         7.5%
      38,389      GNMA Pool #427199                      7.000%      12-15-27        105.20          40,386         6.7%
      49,284      GNMA Pool #436214                      6.500%      02-15-13        103.35          50,933         6.3%
      34,423      GNMA Pool #442996                      6.000%      06-15-13        102.71          35,355         5.8%
     154,442      GNMA Pool #448490                      7.500%      03-15-27        105.38         162,752         7.1%
      97,366      GNMA Pool #458762                      6.500%      01-15-28        104.74         101,981         6.2%
     108,461      GNMA Pool #460726                      6.500%      12-15-27        104.75         113,618         6.2%
      42,724      GNMA Pool #463839                      6.000%      05-15-13        102.71          43,881         5.8%
      75,012      GNMA Pool #478072                      6.500%      05-15-28        104.74          78,567         6.2%
      28,131      GNMA Pool #488924                      6.500%      11-15-28        104.74          29,464         6.2%
      29,595      GNMA Pool #510706                      8.000%      11-15-29        107.12          31,701         7.5%
     114,801      GNMA Pool #581536                      5.500%      06-15-33        100.82         115,740         5.5%

U.S. GOVERNMENT AGENCIES - 6.8%
-------------------------------
$    535,000      FNMA                                   3.875%      11-17-08       $ 97.56       $ 521,957         4.0%
   1,165,000      FNMA                                   5.000%      04-15-15        101.70       1,184,756         4.9%
     625,000      FNMA                                   6.250%      05-15-29        118.19         738,663         5.3%
     320,000      Tennessee Valley Authority             6.000%      03-15-13        107.46         343,868         5.6%

U.S. TREASURIES - 15.5%
-----------------------
$  1,370,000      U.S. Treasury Bonds                    4.375%      05-15-07       $ 99.95     $ 1,369,305         4.4%
     200,000      U.S. Treasury Bonds                    3.250%      08-15-08         97.26         194,524         3.3%
     290,000      U.S. Treasury Bonds                    5.000%      08-15-11        103.25         299,414         4.8%
     350,000      U.S. Treasury Bonds                    3.875%      02-15-13         96.96         339,350         4.0%
   1,545,000      U.S. Treasury Bonds                    7.250%      05-15-16        122.82       1,897,575         5.9%
   1,890,000      U.S. Treasury Bonds                    6.125%      11-15-27        120.70       2,281,290         5.1%
                                                                                                 -----------
Total Government Interests (identified cost, $26,246,032)                                       $26,149,724
                                                                                                 -----------
Total Investments (identified cost, $40,778,759)-- 98.1%                                        $40,519,106
Other Assets, Less Liabilities-- 1.9%                                                               769,006
                                                                                                 -----------
Net Assets-- 100.0%                                                                             $41,288,112
                                                                                                 ===========



FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                   STATEMENT OF ASSETS AND LIABILITIES

                             December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $40,778,759)(Note 1A)  $ 40,519,106
  Cash....................................          446,838
  Receivable for investments sold.........           25,524
  Receivable for fund shares sold.........           82,728
  Interest receivable.....................          334,384
  Prepaid expenses........................            6,813
                                               ------------
    Total assets..........................     $ 41,415,393
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $     53,751
  Distributions payable...................           33,916
  Payable to affiliate for distribution fees         18,364
  Transfer agent fee .....................            3,489
  Accrued expenses and other liabilities..           17,761
                                               ------------
    Total liabilities.....................     $    127,281
                                               ------------

NET ASSETS................................     $ 41,288,112
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 43,985,951
  Accumulated undistributed net realized loss on
   investments (computed on the basis of
   identified cost).......................      (2,428,587)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)     (259,653)
  Distributions in excess of net investment
    income................................          (9,599)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 41,288,112
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        3,321,644
                                               ============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.43
                                               ============







                       STATEMENT OF OPERATIONS

                    Year Ended December 31, 2005
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $  1,858,467
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    181,335
   Administrator fee (Note 3).............           28,208
   Compensation of Trustees not employees of
    the investment adviser or administrator          13,563
   Custodian fee (Note 1C)................           63,454
   Distribution expenses (Note 4).........          100,742
   Transfer and dividend disbursing agent fees       20,325
   Printing...............................            3,834
   Interest expense.......................            1,736
   Shareholder communications.............            4,572
   Audit services.........................           26,744
   Legal services.........................            6,483
   Registration costs.....................           19,226
   Miscellaneous..........................            5,376
                                               ------------
    Total expenses........................     $    475,598
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $   (10,394)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....     $   (82,378)
                                               ------------
   Total deductions.......................     $   (92,772)
                                               ------------
    Net expenses..........................     $   382,826
                                               ------------
      Net investment income...............     $ 1,475,641
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (272,363)
  Change in unrealized depreciation
   of investments.........................        (584,766)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $  (857,129)
                                               ------------

    Net increase in net assets from
     operations...........................     $   618,512
                                               ============



See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                    ------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,475,641           $  1,429,546
     Net realized gain (loss) on investments....................................         (272,363)               212,872
     Change in unrealized depreciation of investments...........................         (584,766)              (319,493)
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $    618,512           $  1,322,925
                                                                                     ---------------        ---------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,706,230)          $ (1,696,335)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $ (1,706,230)          $ (1,696,335)
                                                                                     ---------------        ---------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $  4,162,659           $ (3,730,440)
                                                                                     ---------------        ---------------
       Net increase (decrease) in net assets....................................     $   3,074,941          $ (4,103,850)

NET ASSETS:
   At beginning of year.........................................................       38,213,171             42,317,021
                                                                                     ---------------        ---------------
   At end of year...............................................................     $ 41,288,112           $ 38,213,171
                                                                                     ===============        ===============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (9,599)          $     (9,672)
                                                                                     ===============        ===============

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                            Year Ended December 31,
                                                               ------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                            2005          2004         2003         2002        2001
---------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.770     $  12.870    $  13.010    $  12.550     $ 12.630
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:

   Net investment income(1) ................                  $  0.465     $   0.453    $   0.483    $   0.639     $  0.709 (2)
   Net realized and unrealized gain (loss)..                    (0.271)       (0.011)      (0.066)       0.461       (0.090)(2)
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.194     $   0.442    $   0.417    $   1.100     $  0.619
                                                              ---------    ---------    ---------    ---------     ---------
Less distributions:

   Distributions from investment income.....                  $ (0.534)    $  (0.542)   $  (0.557)   $  (0.640)    $ (0.699)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions....................                  $ (0.534)    $  (0.542)   $  (0.557)   $  (0.640)    $ (0.699)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $ 12.430     $ 12.770     $ 12.870     $  13.010     $ 12.550
                                                              =========    =========    =========    =========     =========

Total return(3) ............................                     1.54%        3.52%        3.25%         9.03%        4.96%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 41,288     $ 38,213     $ 42,317     $  39,404     $ 50,620
   Ratio of net expenses to average net assets                   0.98%        0.96%        0.95%        0.96%        0.96%

   Ratio of net expenses after custodian fee
     reduction to average net assets(4)(5) .                     0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of net investment income to average
      net assets............................                     3.66%        3.58%        3.67%        4.92%        5.44%
   Portfolio turnover rate..................                       86%          64%         131%          68%          38%

--------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2005,  2004,  2003,  2002,  and 2001,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2005          2004         2003         2002         2001
                                                     --------------------------------------------------------------------

   Net investment income per share..........                  $  0.439     $  0.429     $  0.455     $   0.621     $  0.701
                                                              =========    =========    =========    =========     =========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.18%         1.18%        1.17%        1.09%        1.02%
                                                              =========    =========    =========    =========     =========
     Expenses after custodian fee reduction(4)                   1.15%         1.17%        1.17%        1.08%         1.01%
                                                              =========    =========    =========    =========     =========
     Net investment income..................                     3.46%         3.36%        3.46%        4.78%        6.38%
                                                              =========    =========    =========    =========     =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005


Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)

MORTGAGE-BACKED SECURITIES - 98.6%

$    7,925        FHLMC Gold Balloon #M90724              5.500%      05-01-07        $100.65         $ 7,977         5.5%
   167,733        FHLMC Gold Balloon #M90767              4.500%      11-01-07          99.39         166,718         4.5%
    90,440        FHLMC Gold Balloon #M90802              4.000%      03-01-08          97.69          88,350         4.1%
   203,290        FHLMC Gold Pool #C00778                 7.000%      06-01-29         104.25         211,937         6.7%
   274,545        FHLMC Gold Pool #C47318                 7.000%      09-01-29         105.47         289,551         6.6%
   199,434        FHLMC Gold Pool #E00678                 6.500%      06-01-14         102.78         204,970         6.3%
   204,361        FHLMC Gold Pool #E00721                 6.500%      07-01-14         102.78         210,033         6.3%
   172,318        FHLMC Gold Pool #G00812                 6.500%      04-01-26         102.96         177,418         6.3%
 1,028,576        FHLMC Pool #11636                       5.000%      01-01-19          99.18       1,020,114         5.0%
   142,402        FHLMC Pool #765183                      5.818%      08-01-24         100.26         142,775         5.8%
    70,514        FHLMC Pool #C00548                      7.000%      08-01-27         104.36          73,591         6.7%
   267,569        FHLMC Pool #D82572                      7.000%      09-01-27         104.36         279,247         6.7%
   612,061        FHLMC, Series 15, Class L               7.000%      07-25-23         103.74         634,929         6.7%
    34,783        FNMA Pool #254227                       5.000%      02-01-09          99.64          34,657         5.0%
    32,586        FNMA Pool #254505                       5.000%      11-01-09          99.64          32,468         5.0%
   843,555        FNMA Pool #254686                       5.500%      04-01-18         100.70         849,419         5.5%
   650,558        FNMA Pool #254907                       5.000%      10-01-18          99.11         644,736         5.0%
   140,879        FNMA Pool #535131                       6.000%      03-01-29         101.30         142,714         5.9%
   195,539        FNMA Pool #545133                       6.500%      12-01-28         103.13         201,666         6.3%
 1,659,511        FNMA Pool #634187                       6.000%      02-01-22         101.79       1,689,188         5.9%
   134,180        FNMA Pool #663689                       5.000%      01-01-18          99.11         132,979         5.0%
   615,161        FNMA Pool #673315                       5.500%      11-01-32          99.33         611,022         5.5%
   179,185        FNMA Pool #701043                       4.056%      04-01-33          98.78         176,998         4.1%
   445,135        FNMA Pool #729950                       6.000%      12-01-33         101.08         449,922         5.9%
 1,258,892        FNMA Pool #730936                       4.500%      08-01-33          94.56       1,190,442         4.8%
    65,433        FNMA Pool #733750                       6.310%      10-01-32         102.17          66,853         6.2%
   745,126        FNMA Pool #801357                       5.500%      08-01-34          99.33         740,113         5.5%
   964,879        FNMA Pool #816108                       5.500%      05-01-35          99.07         955,934         5.6%
   433,610        FNMA Pool #816468                       5.000%      03-01-20          98.97         429,130         5.1%
   688,058        FNMA Pool #821574                       6.000%      06-01-35         100.98         694,795         5.9%
     4,368        GNMA II Pool #1596                      9.000%      04-20-21         108.94           4,759         8.3%
    77,333        GNMA II Pool #2268                      7.500%      08-20-26         104.96          81,168         7.1%
     7,075        GNMA II Pool #2855                      8.500%      12-20-29         107.70           7,619         7.9%
   691,529        GNMA II Pool #3259                      5.500%      07-20-32         100.58         695,537         5.5%
   430,758        GNMA II Pool #3284                      5.500%      09-20-32         100.58         433,255         5.5%
   117,167        GNMA II Pool #601135                    6.310%      09-20-32         103.07         120,761         6.1%
   134,798        GNMA II Pool #601255                    6.310%      01-20-33         103.04         138,897         6.1%
   114,545        GNMA II Pool #608120                    6.310%      01-20-33         103.04         118,028         6.1%
    51,208        GNMA II Pool #723                       7.500%      01-20-23         105.40          53,972         7.1%
        41        GNMA Pool #009106                       8.250%      05-15-06         101.15              41         8.2%
       186        GNMA Pool #012526                       8.000%      11-15-06         100.98             188         7.9%
   325,186        GNMA Pool #081161                       5.500%      11-20-34         100.25         325,996         5.5%
     6,111        GNMA Pool #172558                       9.500%      08-15-16         109.75           6,707         8.7%
     2,583        GNMA Pool #176992                       8.000%      11-15-16         106.80           2,759         7.5%
     2,768        GNMA Pool #177784                       8.000%      10-15-16         106.80           2,956         7.5%
    12,925        GNMA Pool #192357                       8.000%      04-15-17         107.05          13,836         7.5%
    19,621        GNMA Pool #194057                       8.500%      04-15-17         108.23          21,234         7.9%
     5,380        GNMA Pool #194287                       9.500%      03-15-17         110.07           5,922         8.6%
     1,587        GNMA Pool #196063                       8.500%      03-15-17         108.23           1,717         7.9%
     7,915        GNMA Pool #211231                       8.500%      05-15-17         108.23           8,566         7.9%
     4,704        GNMA Pool #212601                       8.500%      06-15-17         108.23           5,091         7.9%
     4,456        GNMA Pool #220917                       8.500%      04-15-17         108.23           4,822         7.9%
     5,240        GNMA Pool #223133                       9.500%      07-15-17         110.07           5,767         8.6%
     9,123        GNMA Pool #223348                      10.000%      08-15-18         111.75          10,195         8.9%
    13,495        GNMA Pool #228308                      10.000%      01-15-19         111.80          15,088         8.9%
     3,067        GNMA Pool #230223                       9.500%      04-15-18         110.34           3,384         8.6%
     1,047        GNMA Pool #247473                      10.000%      09-15-18         104.79           1,097         9.5%
     3,763        GNMA Pool #247872                      10.000%      09-15-18         111.75           4,206         9.0%
     4,626        GNMA Pool #251241                       9.500%      06-15-18         110.34           5,105         8.6%
     7,882        GNMA Pool #260999                       9.500%      09-15-18         110.34           8,697         8.6%
     6,037        GNMA Pool #263439                      10.000%      02-15-19         111.80           6,750         8.9%
     1,535        GNMA Pool #265267                       9.500%      08-15-20         110.79           1,700         8.6%
     1,997        GNMA Pool #266983                      10.000%      02-15-19         111.80           2,232         8.9%
     3,289        GNMA Pool #273690                       9.500%      08-15-19         110.58           3,637         8.6%
     3,890        GNMA Pool #286556                       9.000%      03-15-20         109.20           4,247         8.2%
     5,370        GNMA Pool #301366                       8.500%      06-15-21         108.92           5,849         7.8%
     6,404        GNMA Pool #302933                       8.500%      06-15-21         108.92           6,975         7.8%
     6,060        GNMA Pool #306693                       8.500%      09-15-21         108.92           6,600         7.8%
    11,766        GNMA Pool #308792                       9.000%      07-15-21         109.34          12,865         8.2%
     3,678        GNMA Pool #314222                       8.500%      04-15-22         109.04           4,011         7.8%
     8,927        GNMA Pool #315187                       8.000%      06-15-22         107.08           9,559         7.5%
    14,762        GNMA Pool #315754                       8.000%      01-15-22         107.08          15,808         7.5%
    15,749        GNMA Pool #316240                       8.000%      01-15-22         107.08          16,864         7.5%
    30,329        GNMA Pool #319441                       8.500%      04-15-22         109.04          33,070         7.8%
    11,075        GNMA Pool #325165                       8.000%      06-15-22         107.08          11,859         7.5%
    16,004        GNMA Pool #335950                       8.000%      10-15-22         107.08          17,138         7.5%
   250,618        GNMA Pool #346987                       7.000%      12-15-23         105.33         263,973         6.6%
   134,279        GNMA Pool #352001                       6.500%      12-15-23         104.75         140,658         6.2%
    60,647        GNMA Pool #352110                       7.000%      08-15-23         105.33          63,878         6.6%
 2,381,885        GNMA Pool #3556                         5.500%      05-20-34         100.47       2,393,042         5.5%
   100,390        GNMA Pool #368238                       7.000%      12-15-23         105.33         105,740         6.6%
    52,052        GNMA Pool #372379                       8.000%      10-15-26         107.21          55,804         7.5%
   104,930        GNMA Pool #410215                       7.500%      12-15-25         105.56         110,761         7.1%
    26,361        GNMA Pool #414736                       7.500%      11-15-25         105.56          27,826         7.1%
    79,507        GNMA Pool #420707                       7.000%      02-15-26         105.30          83,722         6.6%
    42,389        GNMA Pool #421829                       7.500%      04-15-26         105.46          44,702         7.1%
    20,069        GNMA Pool #431036                       8.000%      07-15-26         107.21          21,516         7.5%
    73,970        GNMA Pool #431612                       8.000%      11-15-26         107.21          79,301         7.5%
    23,075        GNMA Pool #442190                       8.000%      12-15-26         107.21          24,738         7.5%
    23,843        GNMA Pool #449176                       6.500%      07-15-28         104.74          24,973         6.2%
   146,049        GNMA Pool #458762                       6.500%      01-15-28         104.74         152,971         6.2%
    58,720        GNMA Pool #462623                       6.500%      03-15-28         104.74          61,504         6.2%
   114,616        GNMA Pool #469615                       6.500%      10-15-28         104.74         120,048         6.2%
 1,920,431        GNMA Pool #471369                       5.500%      05-15-33         100.82       1,936,125         5.5%
   180,737        GNMA Pool #472028                       6.500%      05-15-28         104.74         189,304         6.2%
   148,300        GNMA Pool #475149                       6.500%      05-15-13         103.35         153,263         6.3%
   318,634        GNMA Pool #486482                       6.500%      09-15-28         104.74         333,736         6.2%
   147,311        GNMA Pool #489377                       6.375%      03-15-29         104.18         153,469         6.1%
   215,476        GNMA Pool #492705                       6.500%      02-15-29         104.67         225,549         6.2%
    65,733        GNMA Pool #538314                       7.000%      02-15-32         105.01          69,028         6.7%
   144,603        GNMA Pool #570141                       6.500%      12-15-31         104.55         151,184         6.2%
   336,343        GNMA Pool #587080                       6.500%      05-15-32         104.52         351,558         6.2%
 1,028,694        GNMA Pool #595606                       6.000%      11-15-32         102.55       1,054,883         5.9%
    66,242        GNMA Pool #602377                       4.500%      06-15-18          98.15          65,018         4.6%
   762,829        GNMA Pool #603250                       5.500%      04-15-34         100.72         768,309         5.5%
    57,349        GNMA Pool #603377                       4.500%      01-15-18          98.15          56,290         4.6%
 1,051,365        GNMA Pool #608639                       5.500%      07-15-24         100.68       1,058,463         5.5%
   289,578        GNMA Pool #609452                       4.000%      08-15-33          92.28         267,216         4.3%
   664,454        GNMA Pool #616829                       5.500%      01-15-25         101.85         676,719         5.4%
   768,261        GNMA Pool #619718                       6.000%      05-15-34         102.44         787,007         5.9%
   891,662        GNMA Pool #631623                       5.500%      08-15-34         100.72         898,067         5.5%
   904,004        GNMA Pool #640225                       5.500%      04-15-35         100.72         910,502         5.5%
 2,069,523        GNMA Pool #640940                       5.500%      05-15-35         100.72       2,084,398         5.5%
    97,947        GNMA Pool #780429                       7.500%      09-15-26         105.51         103,341         7.1%
   186,377        GNMA Pool #780845                       6.500%      08-15-28         104.74         195,215         6.2%
   113,437        GNMA Pool #781029                       6.500%      05-15-29         104.72         118,789         6.2%
 1,689,156        GNMA Pool #781032                       6.500%      04-15-29         104.72       1,768,845         6.2%
   427,016        GNMA Series 2002-7, Class PG            6.500%      01-20-32         103.03         439,972         6.3%



GOVERNMENT INTERESTS - 1.6%

$  200,000        FHLMC                                   3.550%      01-06-06         $99.95       $ 199,901         3.6%
   330,000        FHLMC                                   4.110%      01-24-06          99.74         329,134         4.1%
                                                                                                   -----------
Total Investments (identified cost, $32,999,778)-- 100.2%                                         $33,937,622
Other Assets, Less Liabilities-- (0.2%)                                                               (76,710)
                                                                                                   -----------
Net Assets-- 100.0%                                                                               $33,860,912
                                                                                                   ===========


FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                    STATEMENT OF ASSETS AND LIABILITIES

                             December 31, 2005
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of ($32,999,778) (Note 1A) $ 33,937,622
  Cash....................................          112,580
  Receivable for investments sold.........            1,050
  Receivable for fund shares sold.........           62,507
  Receivable from investment adviser......           25,154
  Interest receivable.....................          159,400
  Prepaid expenses........................           10,342
                                               ------------
    Total assets..........................     $ 34,308,655
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $    327,142
  Payable for fund shares reacquired......           45,565
  Distributions payable...................           52,732
  Payable to affiliate for Trustees' fees.               38
  Transfer agent fee .....................            3,412
  Accrued expenses and other liabilities..           18,854
                                               ------------
    Total liabilities.....................     $    447,743
                                               ------------

NET ASSETS................................     $ 33,860,912
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 32,853,727
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................           19,099
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       937,844
  Accumulated undistributed net investment
   income.................................           50,242
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 33,860,912
                                               ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        3,524,860
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.61
                                               ============


                              STATEMENT OF OPERATIONS

                            Year Ended December 31, 2005
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income........................     $  1,789,827
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $    158,813
   Administrator fee (Note 3).............           31,762
   Compensation of Trustees not employees of
    the investment adviser or administrator          13,407
   Custodian fee (Note 1C)................           67,946
   Distribution expenses (Note 4).........           88,229
   Transfer and dividend disbursing agent fees       19,314
   Printing...............................            2,790
   Interest expense.......................            4,243
   Shareholder communications.............            3,387
   Audit services.........................           26,678
   Legal services.........................            5,610
   Registration costs.....................           27,478
   Miscellaneous..........................            5,585
                                               ------------
    Total expenses........................     $    455,242
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $    (6,679)
   Allocation of expenses to
    investment adviser (Note 3)...........         (25,154)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (88,229)
                                               ------------
    Total deductions......................     $  (120,062)
                                               ------------
    Net expenses..........................     $   335,180
                                               ------------
      Net investment income...............     $ 1,454,647
                                               ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   404,721
  Change in unrealized depreciation
   of investments.........................      (1,232,166)
                                               ------------

   Net realized and unrealized loss
    of investments........................     $  (827,445)
                                               ------------

    Net increase in net assets from
     operations...........................     $   627,202
                                               ============



See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                                                                  December 31,
                                                                                    ----------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                        2005                  2004
----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,454,647           $  1,366,512
     Net realized gain on investments...........................................          404,721              1,091,575
     Change in unrealized depreciation on investments...........................       (1,232,166)            (1,418,533)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $    627,202           $  1,039,554
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,558,214)          $ (1,491,857)
     From net realized gain.....................................................          (69,145)            (1,243,047)
                                                                                     --------------         --------------
       Total distributions......................................................     $ (1,627,359)          $ (2,734,904)
                                                                                     --------------         --------------

   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $   (151,834)          $    376,737
                                                                                     --------------         --------------
       Net decrease in net assets...............................................     $ (1,151,991)          $ (1,318,613)

NET ASSETS:
   At beginning of year.........................................................       35,012,903             36,331,516
                                                                                     --------------         --------------
   At end of year...............................................................     $ 33,860,912           $ 35,012,903
                                                                                     ==============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $     50,242           $      6,318
                                                                                     ==============         ==============

See notes to financial statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                              ----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                            2005          2004         2003         2002       2001(2)
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $  9.890     $  10.490    $  10.810    $  10.580    $ 10.460
                                                              ---------    ---------    ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.400     $   0.447    $   0.417    $   0.565    $  0.616
   Net realized and unrealized gain (loss)..                    (0.230)       (0.112)      (0.235)       0.231       0.120
                                                              ---------    ---------    ---------    ---------     ---------
       Total income from investment operations                $  0.170     $   0.335    $   0.182    $   0.796    $  0.736
                                                              ---------    ---------    ---------    ---------     ---------

Less distributions:

   Distributions from investment income.....                  $ (0.430)    $  (0.482)   $  (0.502)   $  (0.555)   $ (0.616)
   Distributions from capital gains.........                    (0.020)       (0.453)       -            -          --
   Tax return of capital....................                     -             -            -           (0.011)     --
                                                              ---------    ---------    ---------    ---------     ---------
       Total distributions..................                  $ (0.450)    $  (0.935)   $  (0.502)   $  (0.566)   $ (0.616)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year................                  $  9.610     $   9.890    $  10.490    $  10.810    $ 10.580
                                                              =========    =========    =========    =========     =========
Total return(3) ............................                     1.76%         3.29%        1.73%        7.70%        7.18%
Ratios/Supplemental Data(1):
   Net assets, end of year (000 omitted)....                  $  33,861    $  35,013    $  36,332    $  59,077     $54,966
   Ratio of net expenses to average net assets                   0.97%         0.97%        0.95%        0.97%(5)     0.95%(5)

   Ratio of net expenses after custodian fee
     reduction to average net assets(6) (7)                      0.95%         0.95%        0.95%        0.95%(5)     --
   Interest expense.........................                     0.01%         0.02%        0.01%         --           --
   Ratio of net investment income
      to average net assets.................                     4.12%         4.29%        4.43%        5.28%         5.83%
   Portfolio turnover rate .................                      103%           27%          20%          36%(4)         4%(4)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2005,  2004,  2003,  2002,  and 2001,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2005          2004         2003         2002         2001
                                                     --------------------------------------------------------------------

     Net investment income per share........                  $  0.369     $   0.410    $   0.401    $   0.555     $ 0.609
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):
       Expenses ............................                     1.30%         1.28%        1.12%        1.06%(5)    1.02%(5)
                                                              =========    =========    =========    =========     =========
       Expenses after custodian fee reduction                    1.28%(7)      1.25%(7)     1.12%        1.04%(5)(7)   --
                                                              =========    =========    =========    =========     =========

       Interest expense.....................                     0.01%         0.02%        0.01%        --            --
                                                              =========    =========    =========    =========     =========

       Net investment income................                     3.80%         3.99%        4.26%        5.19%       5.76%
                                                              =========    =========    =========    =========     =========
---------------------------------------------------------------------------------------------------------------------------------

(2 Certain of the per share data are based on average shares outstanding.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)Represents portfolio turnover rate at the fund's corresponding portfolio (Note 1).

(5)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).

(6)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

(7)Custodian fees were reduced by credits resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Government Near Term Fund (WNTB) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Trust, for federal income tax purposes, had capital loss carryovers of $1,584,491 (WNTB) and $2,024,032 (WTRB) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31               WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

2006                  $ 37,825         -            -
2007                  $297,581         -            -
2008                  $273,806      $1,244,473      -
2010                    -              508,606      -
2012                  $505,639         -            -
2013                  $469,640         270,953      -

     At December 31, 2005, net capital losses of $9,094 for WNTB, $136,116 for WTRB and $38,352 for WCIF, attributable to security transactions incurred after October 31, 2005, are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In        Realized Gain     Investment
               Capital       on Investments       Income
-------------------------------------------------------------------------------
WTRB              $ -          $(230,662)         $230,662
WCIF          (50,000)           (97,491)          147,491
WNTB                -           (136,939)          136,939
-------------------------------------------------------------------------------

     The tax character of distributions paid for the year ended December 31, 2005 and December 31, 2004 was as follows:

Year Ended 12/31/05               WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income            $1,706,230  $1,558,214   $605,643
   Capital gains                   -          69,145       -
-------------------------------------------------------------------------------


Year Ended 12/31/04               WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Distributions declared from:
   Ordinary income            $1,696,335  $1,491,857   $735,924
   Capital gains                   -      $1,243,047         -
-------------------------------------------------------------------------------

     As  of  December  31,  2005,  the  components  of  distributable   earnings
(accumulated losses) on a tax basis were as follows:

                                  WTRB        WCIF        WNTB
-------------------------------------------------------------------------------

Undistributed income             $ 24,317    $ 50,242        $ 98
Undistributed capital gains             -      57,451           -
Capital loss carryforward      (2,024,032)         -   (1,584,491)
Unrealized gains/(loss)          (528,092)    937,844    (310,863)
Other temporary differences      (170,032)    (38,352)     (9,094)
-------------------------------------------------------------------------------


(3)  INVESTMENT ADVISER FEE AND OTHER
     TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2005, the effective annual rate for WNTB, WCIF, and WTRB was 0.45 %. Under a written agreement, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee reductions, if any. Accordingly, Wright made a reduction of its investment adviser fee by $44,937 on behalf of WNTB. In addition, Wright has been allocated expenses of $22,470 and $25,154 on behalf of WNTB and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2005, the effective annual rate was 0.09% for WNTB, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each fund for activities primarily intended to result in the sale of each fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $49,928, $82,378, and $88,229 for the benefit of WNTB, WTRB and WCIF, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each fund's average daily net assets. For the year ended December 31, 2005, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                  December 31, 2005                December 31, 2004
                                                               -------------------------        --------------------------

                                                               Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------

Wright U.S. Government Near Term Fund--
     Sold.................................................     308,569    $   3,047,973         499,602     $    5,040,521
     Issued to shareholders in payment of  distributions
       declared...........................................      47,224          465,559          52,428            529,329
     Redemptions..........................................    (618,843)      (6,107,292)     (1,079,475)       (10,918,238)
                                                             -----------   --------------    -----------     --------------
         Net decrease.....................................    (263,050)   $  (2,593,760)       (527,445)    $   (5,348,388)
                                                             ===========   ==============    ===========     ==============


Wright Total Return Bond Fund--
     Sold.................................................     652,090    $   8,236,968         673,399     $   8,596,949
     Issued to shareholders in payment of distributions
       declared...........................................     106,865        1,346,413         108,451         1,384,717
     Redemptions..........................................    (430,129)      (5,420,722)     (1,077,968)      (13,712,106)
                                                             -----------   --------------    -----------     --------------
         Net increase/(decrease)..........................     328,826    $   4,162,659        (296,118)    $  (3,730,440)
                                                             ===========   ==============    ===========     ==============


Wright Current Income Fund--
     Sold.................................................   1,064,067    $  10,372,941       1,231,990     $  12,684,308
     Issued to shareholders in payment of distributions
       declared ..........................................     102,779          998,494         159,979         1,619,251
     Redemptions..........................................  (1,183,110)     (11,523,269)     (2,153,390)      (22,192,828)
     Issued to Wright U.S. Govt. Intermediate Fund
       shareholders.......................................         -             _              837,488         8,266,006
                                                             -----------   --------------    -----------     --------------
         Net increase /(decrease).........................     (16,264)   $    (151,834)         76,067     $     376,737
                                                             ===========   ==============    ===========     ==============


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                           Year Ended December 31, 2005
                        ----------------------------------
                         WNTB         WTRB         WCIF
-----------------------------------------------------------------------------

Purchases--
Non-U.S. Obligations         -       $ 3,147,172        -
                         ==========    ==========   ==========


U.S. Gov't Obligations  $21,366,295  $34,730,967  $35,487,035
                        ==========    ==========   ===========

Sales--
Non-U.S. Obligations    $ 1,823,890   $ 5,396,814        -
                        ==========    ===========   ==========


U.S. Gov't Obligations  $22,165,444   $28,559,312  $35,699,792
                        ===========   ===========   ==========

----------------------------------------------------------------------------


 (7)FEDERAL INCOME TAX BASIS OF INVESTMENT
SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2005, as computed on a federal income tax basis, are as follows:

                         WNTB         WTRB         WCIF
------------------------------------------------------------------------------

Aggregate cost       $18,624,132  $41,047,198  $32,999,778
                     ===========   ===========  ===========
Gross unrealized
 appreciation                 -         1,688    1,293,051
Gross unrealized
 depreciation          (310,863)     (529,780)    (355,207)
                     -----------   -----------  -----------
Net unrealized
 appreciation/
 (depreciation)      $ (310,863)   $ (528,092)   $ 937,844
                     ===========   ===========  ===========

-------------------------------------------------------------------------------

(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2005.

(9)  TRANSFER OF NET ASSETS

     Prior to the opening of business on December 29, 2004, the Wright Current Income Fund (WCIF) acquired the net assets of Wright U.S. Government Intermediate Fund (WUSGI) pursuant to an Agreement and Plan of Reorganization dated December 20, 2004. In accordance with the agreement, WCIF issued 837,488 shares having a value of $8,266,006. As a result, WCIF issued 1.303 shares for each share of WUSGI. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. WUSGI's net assets at the date of the transaction was $8,266,006, including $(41,372) of unrealized depreciation. Directly after the merger, the combined net assets of WCIF were $34,959,687 with a net asset value of $9.87.

WRIGHT MANAGED INCOME TRUST

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:

         We have audited the accompanying statements of assets and liabilities of the Wright Managed Income Trust (the "Trust"), comprising the Wright U.S. Government Near Term Fund, Wright Total Return Bond Fund, and Wright Current Income Fund (the "Funds"), including the portfolios of investments as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds' are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned at December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Wright Managed Income Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 21, 2006

MANAGEMENT AND ORGANIZATION (unaudited)
-------------------------------------------------------------------------------



Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                                   Number of      Other Trustee/
                                         Term*                                                     Portfolios in  Director/
Name,                    Position(s)     of Office                                                 Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                       Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                     By Trustee     Positions Held
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES

Peter M. Donovan**       President      President         Chairman and Chief Executive Officer           6         Director of
Age   62                 and            and Trustee       and Director of Wright and Winthrop;                     Wright and
                         Trustee        since             Chief Investment Officer and Chairman                    Winthrop
                                        Inception         of the Investment Committee; Director
                                                          of WISDI; President of 6 funds managed
                                                          by Wright

-----------------------------------------------------------------------------------------------------------------------------------


A.M. Moody, III***       Vice President Vice President    President, AM Moody Consulting LLC              6             None
Age   69                 and            of the Trusts     (compliance and administrative services
                         Trustee        since  December,  to  the  mutual  fund industry)since
                                        1990; Trustee of  July 1,2003;President of WISDI since
                                        the Trusts since  2005; Vice President of 6 funds
                                        January, 1990     managed by Wright; Retired Senior Vice
                                                          President of Wright and Winthrop; Retired
                                                          President of WISDI June 30, 2003
                                                          to May 2005


---------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI.

*** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts and his affiliation as a consultant to Wright.

-----------------------------------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           President, Clarke Consulting (bank              6         None
Age   64                                since             consultant - financial management and
                                        December, 2002    strategic planning); Director - Chester
                                                          Valley Bancorp, Inc., Downingtown, PA
                                                          since April 2004, Director - Reliance
                                                          Bank, Altoona PA since August 1995;
                                                          Director - First Financial Bank, Downingtown,
                                                          PA since April 2004, Associate Professor of
                                                          Finance at Villanova University 1972-2002

-----------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates         6         None
Age   59                                since             (a public policy and government relations
                                        December, 1998    firm) Spotsylvania, VA; Director, The
                                                          Options Clearing Corporation

-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                    6         None
Age   57                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   67                                of the Trusts     Management; Senior Investment Officer
                                        since June,1998   and Director of Wright and Winthrop;
                                                          Vice President of 6 funds managed by
                                                          Wright, fund Chief Compliance Officer
                                                          since 2004

-----------------------------------------------------------------------------------------------------------------------------------

Janet E. Sanders         Secretary      Secretary of the  Vice President Eaton Vance Management,
Age 70                   and Assistant  Trusts since      Administrator for the funds; Officer of
                         Treasurer      March 17, 2005,   6 funds managed by Wright and 161
                                        Ass't. Secretary  funds managed by Eaton Vance and
                                        1983 to 2005,     its affiliates
                                        Ass't. Treasurer
                                        since 1989

-----------------------------------------------------------------------------------------------------------------------------------

Barbara E. Campbell      Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 48                                  the Trusts        Administrator for the funds; Officer of
                                        since 2005        6 funds managed by Wright and 161
                                                          funds managed by Eaton Vance and
                                                          its affiliates

-----------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

Additional information about the Funds' Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling 1-800-888-9471.

                                BOARD OF TRUSTEES
              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     IN EVALUATING THE INVESTMENT ADVISORY CONTRACTS, THE INDEPENDENT TRUSTEES MET SEPARATELY FROM THE INTERESTED TRUSTEES AND REVIEWED AND CONSIDERED MATERIALS FURNISHED BY WRIGHT, INCLUDING INFORMATION REGARDING WRIGHT, ITS AFFILIATES AND PERSONNEL, OPERATIONS AND FINANCIAL CONDITION. THE INDEPENDENT TRUSTEES DISCUSSED WITH REPRESENTATIVES OF WRIGHT THE PORTFOLIO MANAGEMENT AND OPERATIONS OF THE FUNDS AND THE CAPABILITIES OF WRIGHT TO PROVIDE ADVISORY AND OTHER SERVICES TO EACH FUND. THE INDEPENDENT TRUSTEES CONSIDERED, AMONG OTHER THINGS, THE FOLLOWING:

EQUITY FUNDS AND INCOME FUNDS
-------------------------------------------------------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the fund's Chief Compliance Officer.

ADDITIONAL CONSIDERATIONS FOR EQUITY FUNDS
-------------------------------------------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING
         ---------------------------------------------------------------
                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY
                             ----------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o   We have adopted policies and procedures (including physical, electronic
         and   procedural   safeguards)   that  are   designed  to  protect  the
         confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
       ---------------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                           ---------------------------

     Each Wright Fund will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Wright website www.wisi.com, by calling Wright at 1-800-888-9471 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washingto, D.C. (call 1-800-732-0330 or informaiton on the operation of the public reference room).

                      PROXY VOTING POLICIES AND PROCEDURES
               ---------------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         Citigroup Fund Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT AUDITORS

         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
        -----------
     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and filings or engagements for those fiscal years were as follows: 2005: $74,100 and 2004: $74,100.

(b)      Audit-Related Fees
        --------------------
                  None.

(c)      Tax Fees
        -----------
         The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were 2005: $12,100 and 2004: $11,000. The nature of the services comprising these fees was tax compliance, tax advice and tax planning including fees for tax return preparation.

(d)      All Other Fees
        ---------------
                  None.

         (e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(2)      Not applicable.

(f)      Not applicable.

(g)      Not applicable.

(h)      Not applicable.


Items 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

Item 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective March 17,2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund's shareholders may recommend nominees to the registrant's board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, INCLUDING EVIDENCE THE CANDIDATE IS WILLING TO SERVE AS AN INDEPENDENT TRUSTEE IF SELECTED FOR THE POSITION; AND (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations IN WRITING to the attention of the Governance Committee, c/o the Secretary of the Fund. THE SECRETARY SHALL RETAIN COPIES OF ANY SHAREHOLDER RECOMMENDATIONS WHICH MEET THE FOREGOING REQUIREMENTS FOR A PERIOD OF NOT MORE THAN 12 MONTHS FOLLOWING RECEIPT. THE SECRETARY SHALL HAVE NO OBLIGATION TO ACKNOWLEDGE RECEIPT OF ANY SHAREHOLDER RECOMMENDATIONS.

Item 11. CONTROLS AND PROCEDURES

 a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip
-------------------------------------------------------------------------
Equities Fund, Wright Major Blue Chip Equities Fund and
-------------------------------------------------------------------------
Wright International Blue Chip Equities Fund)
---------------------------------------------


By:      /s/ Peter M. Donovan
         ---------------------
         Peter M. Donovan
         President

Date:    February 24, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         ------------------------
         Barbara E. Campbell
         Treasurer

Date:    February 24, 2006


By:      /s/Peter M. Donovan
         ------------------------
         Peter M. Donovan
         President

Date:    February 24, 2006